UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10041

JNL Investors Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan			48951
(Address of principal executive offices)			(Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing Address)

Steven J. Fredricks Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2015

• JNL® Investors Series Trust

This report is for the general information of qualified and non-qualified plan participants, as well as contract/policyowners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, PerspectiveSM L Series, Perspective Rewards®, Elite Access®, Elite Access Brokerage Edition®, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Retirement Latitudes®, Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Perspective Rewards (New York), Elite Access (New York), Elite Access Brokerage Edition (New York), Perspective Advisors (New York), and Perspective Focus (New York). Not all the portfolios are available in all of the products. Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

JNL Investors Series Trust

December 31, 2015

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Investors Series Trust for the year ended December 31, 2015, together with Management’s Discussion of Fund Performance for each of the Funds.

December 2015 marked the much anticipated hike in the U.S. Federal Reserve (“Fed”) Funds rate, which conveyed the Fed’s stance that domestic economic conditions have sufficiently improved to warrant the commencement of interest policy normalization.  Throughout 2015, the U.S. economy displayed a positive growth trend, albeit somewhat moderate, across many key factors.  The unemployment rate fell to 5.0% in Q4 from 5.5% during Q1 2015.  Non-farm payrolls surprised to the upside, the Conference Board’s consumer confidence measure ticked up on job and wage optimism, while domestic industries (such as housing and consumer spending) also remained robust.  As 2015 drew to a close, however, an appreciating U.S. Dollar, weaker global demand precipitated by a slowdown in China, and drastically lower commodity prices weighed on the manufacturing sector, which slipped to contractionary levels.  Against this backdrop, U.S. inflation expectations also remained fairly muted.

Domestic equities, as represented by the Russell 3000 Index, eked out their seventh consecutive year of gains, returning 0.48% for the year on a total return basis.  After reaching new record highs in May, equities suffered a correction in the 3rd quarter, initially triggered by a surprise devaluation of the Chinese Yuan.  Blue chip, large-cap equities broadly outperformed small- and mid-cap equities, despite earnings pressure from a stronger U.S. Dollar, which created headwinds for large multi-national companies.  Consumer discretionary was the leading sector, returning 10.11%, while energy returned -21.12% due to sharply falling oil prices.  From a style standpoint, growth significantly outperformed value equities, due in part to the significantly higher energy exposure within value equity indices.

Despite the continued growth in the U.S., most international markets were hampered by slowing growth, geopolitical tensions, falling commodity prices and deflation in some areas, including the Eurozone.  Growth was also mixed for emerging market countries.  Developed international equities, as represented by the Morgan Stanley Capital International (“MSCI”) EAFE Index, returned -0.81% during the year (in U.S. Dollar terms).  However, in local currency terms, it returned 5.33%, reflecting slightly improving corporate fundamentals in addition to continued accommodative monetary policy by the European Central Bank and the Bank of Japan.  Japanese equities fared the best, returning 9.57% (in U.S. Dollar terms).  Australian equities, which were hampered by a commodity downturn, returned -9.95% (in U.S. Dollar terms).

Emerging market equities suffered their worst performance year since 2011, returning -14.92%.  There were numerous headwinds for the asset class during 2015, including a strengthening U.S. Dollar, a slowdown of growth in China, sharply lower commodity prices, deteriorating fundamentals in certain countries, heightened geopolitical tensions and investor outflows.  Within the “BRIC” countries, returns varied significantly: Brazilian equities returned -41.37%, Chinese equities returned -7.82%, Indian equities returned -6.12%, and Russian equities returned 4.21% (all in U.S. Dollar terms).

U.S. bonds, as represented by the Barclays U.S. Aggregate Bond Index, managed a slightly positive return of 0.55%.  Treasury yields rose across the board, especially at the front end of the yield curve, as markets priced in an eventual Fed tightening that occurred late in the year.  Agency mortgages and Treasuries were the leading sectors, returning 1.51% and 0.84% as measured by the Barclays U.S. Agency Fixed Rate MBS Index and Barclays U.S. Treasury Index, respectively.  Meanwhile, both investment grade corporate and high yield bonds underperformed, with the latter falling sharply due in part to exposure to poor performing energy and materials sectors as well as pickup on volatility that led to spread widening.  High yield bonds, as represented by the Barclays U.S. Corporate High Yield Bond Index, returned -4.47%.  Non-U.S. Dollar bonds, including emerging markets debt, significantly underperformed due in part to a strengthening U.S. Dollar.  For the second consecutive year, local currency emerging markets debt was the worst performing sector for the year, down 14.92% as measured by the JPMorgan GBI — Emerging Markets Global Diversified Index.

Alternative assets were mixed during the year and generally underperformed the broad market.  A strengthening U.S. Dollar created significant headwinds for various alternative assets including commodities and global infrastructure.  Commodities suffered their worst year since 2008, as the Bloomberg Commodity Index returned -24.66%.  Global developed real estate managed to produce a slightly positive return of 0.05%, as measured by the FTSE/EPRA NAREIT Developed Index.  Most alternative strategies also produced negative returns during the year, with the Wilshire Liquid Alternative Index returning -3.47%.  Relative value strategies returned -2.80%; multi-strategy funds returned -2.95%, global macro strategies returned -2.96%, event driven strategies returned -4.00%, and equity hedged strategies returned -5.04%, all as measured by their respective Wilshire Liquid Alternative sub-index.

Looking ahead to 2016, we expect divergent economic growth and monetary policy among major developed and emerging market countries.  Our base case is that the U.S. will have another year of modest gross domestic product (“GDP”) growth and the Fed will continue on the path of rate normalization in a gradual fashion.  Meanwhile, Europe and Japan will likely continue their quantitative easing programs, which should be supportive of modest economic growth.  We continue to expect weakness within emerging markets as China’s economy pivots more toward services and less infrastructure spending, which will present challenging conditions for countries tied to the commodity complex.  How China transitions its economy and the impact of Fed rate normalization will be critical issues to monitor over the course of the year that could impact our outlook.

Ultimately, these converging trends may lead to heightened volatility in 2016.  While this may cause gyrations in returns and uncertainty over the short term, it could also present long-term opportunities for active managers who are able to take advantage of valuation anomalies that are presented by dislocations.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud
Trustee, President and Chief Executive Officer
JNL Investors Series Trust

JNL/PPM America Funds
PPM America, Inc. (Unaudited)

Market Summary: Market returns for the Barclays 1-3 Year U.S. Government/Credit Index and the Barclays U.S. Aggregate Bond Index were 0.65% and 0.55%, respectively, for the year ended December 31, 2015. U.S. bonds managed a modestly positive return for 2015, despite rising Treasury yields across the board and the Fed's much anticipated rate hike in December. Government-backed mortgage securities and U.S. Treasuries were the leading sectors, returning 1.51% and 0.84%, respectively. Corporate bonds, both investment grade and high yield, fell sharply, with high yield bonds negatively affected by falling energy prices that raised concerns about the stability of energy companies and their ability to service their debt. Foreign bonds, especially emerging markets debt, significantly underperformed in the face of the continued strength of the U.S. Dollar that reduced the value of locally-priced debt securities.

JNL/PPM America Low Duration Bond Fund

Portfolio Composition†:

Financials	30.7%
Non-U.S. Government Agency ABS	28.9
Government Securities	12.7
Health Care	3.7
Consumer Staples	3.2
U.S. Government Agency Mortgage-Backed Securities	2.9
Utilities	2.5
Energy	2.4
Materials	2.3
Industrials	2.3
Consumer Discretionary	1.4
Information Technology	1.1
Telecommunication Services	0.8
Short Term Investments	5.1
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/PPM America Low Duration Bond Fund underperformed its benchmark by posting a return of 0.51% compared to 0.65% for the Barclays 1-3 Year U.S. Government/Credit Index. The investment results were positively impacted primarily by an overweight to corporate bonds and to the out-of-index allocation to asset-backed securities. Within corporate bonds, the Fund's investments in the banking sector contributed to relative performance. The Fund's cash position detracted from relative performance. The Fund invested in futures contracts, which are used to manage duration.

Positioning among sectors and credit quality was stable throughout the year. At the beginning of the year, the Fund held approximately 52% in corporate bonds, 26% in asset-backed securities ("ABS"), and 10% in Treasuries; this allocation migrated to 53%, 23% and 6% by year end. Similarly, the Fund's average credit quality remained consistent during the year. The Fund's top five segments represented 56% of total assets: banking 22%, ABS car loan 10%, ABS other 9%, Treasuries 8% and consumer non-cyclical 7%.

JNL/PPM America Total Return Fund

Portfolio Composition†:

Financials	25.2%
U.S. Government Agency Mortgage-Backed Securities	17.5
Government Securities	14.7
Energy	5.9
Non-U.S. Government Agency ABS	5.1
Consumer Discretionary	5.1
Utilities	4.1
Industrials	4.0
Health Care	3.5
Materials	2.6
Telecommunication Services	2.4
Consumer Staples	2.2
Information Technology	2.0
Short Term Investments	5.7
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/PPM America Total Return Fund underperformed its benchmark by posting a return of -1.11% compared to 0.55% for the Barclays U.S Aggregate Bond Index. The Fund's overweight to high yield corporate bonds and security selection within investment grade corporate bonds were the primary detractors from relative return. The Fund's non-allocation to agency and security selection within commercial mortgage-backed securities were positive contributors to relative return for the year. By sector, security selection within energy and basic industries were the top detractors, while security selection within banking and finance companies were positive contributors. The Fund also saw strong performance through security selection within the consumer non-cyclical sector. The Fund invested in futures to manage duration.

Positioning among sectors and credit quality was stable throughout the year. At the beginning of the year, the Fund held approximately 64% in corporate bonds, 19% in mortgage-backed securities and 12% in U.S. government bonds which migrated to 59%, 19% and 15%, respectively, by year end. Similarly, the Fund's average credit quality remained consistent during the year. The Fund was well diversified among industries at year end with the top five segments representing 32% of total assets: banking 17%, electric 5%, automotive 4%, finance companies 3% and cable and satellite 3%.

JNL/PPM America Funds (continued)
PPM America, Inc. (Unaudited)

JNL/PPM America Low Duration Bond Fund

Average Annual Total Returns
1 Year	0.51%
Since Inception	0.78
(Inception date September 16, 2013)

JNL/PPM America Total Return Fund

Average Annual Total Returns
1 Year	-1.11%
5 Year	4.67
Since Inception	8.07
(Inception date December 29, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Investors Series Trust

Schedules of Investments

December 31, 2015

	Shares/Par †	Value
JNL/PPM America Low Duration Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 30.1%
AEP Texas Central Transition Funding III LLC, 0.88%, 12/01/17	$395,653	$394,082
American Express Credit Account Master Trust, 1.26%, 06/15/17	206,000	205,573
American Express Issuance Trust II, 0.78%, 03/15/18 (a)	1,775,000	1,765,205
AmeriCredit Automobile Receivables Trust
1.12%, 01/08/16	334,645	334,651
0.90%, 09/08/16	557,896	557,077
1.69%, 09/08/16	1,493,000	1,495,601
1.31%, 11/08/17	775,615	775,635
2.67%, 01/08/18	93,742	93,867
0.96%, 04/09/18	211,444	211,357
1.19%, 05/08/18	775,000	774,393
1.58%, 09/10/18	190,000	190,005
1.66%, 09/10/18	960,000	959,818
1.79%, 03/08/19	1,825,000	1,826,537
2.38%, 06/10/19	219,000	220,204
Ascentium Equipment Receivables LLC
1.04%, 01/10/17 (b)	52,959	52,931
1.15%, 07/10/17 (b)	285,562	284,852
1.57%, 12/11/17 (b)	3,750,000	3,736,895
2.46%, 11/13/18 (b)	200,000	200,791
Banc of America Commercial Mortgage Trust REMIC, 5.49%, 10/10/17	2,547,120	2,638,068
Bank of America Auto Trust, 2.99%, 03/15/19	2,340,000	2,344,472
Bank of the West Auto Trust, 0.87%, 04/16/18 (b)	4,867,818	4,860,062
Bank of The West Auto Trust, 1.31%, 10/15/19 (b)	478,000	475,046
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.74%, 09/11/17 (a)	575,656	604,651
5.20%, 12/11/38	1,913,934	1,950,837
5.47%, 01/12/45 (a)	1,044,139	1,074,646
5.69%, 06/11/50 (a)	2,655,451	2,769,443
California Republic Auto Receivables Trust
0.63%, 02/15/16	78,946	78,915
3.00%, 10/15/16 (b)	750,000	756,843
1.62%, 05/15/18	3,000,000	2,976,341
1.57%, 08/15/18	3,000,000	2,976,473
1.79%, 10/15/18	1,458,000	1,450,792
REMIC, 0.77%, 09/15/17	153,564	153,396
Capital One Multi-Asset Execution Trust, 0.61%, 03/15/16 (a)	5,557,000	5,553,567
CarMax Auto Owner Trust
2.08%, 03/15/18	585,000	587,710
0.97%, 04/16/18	1,642,283	1,639,408
1.91%, 03/15/19	705,000	706,312
1.16%, 06/17/19	1,826,000	1,819,143
Centerpoint Energy Transition Bond Co. III LLC, 4.19%, 02/01/17	281,526	284,334
CenterPoint Energy Transition Bond Co. IV LLC, 0.90%, 04/15/17	3,921,736	3,910,894
Chase Issuance Trust
0.58%, 02/15/17 (a)	5,952,000	5,921,563
0.79%, 02/15/17 (a)	3,523,000	3,508,275
Chrysler Capital Auto Receivables Trust
1.91%, 08/15/18 (b)	2,169,000	2,162,113
0.83%, 09/17/18 (b)	2,027,269	2,023,385
1.22%, 07/15/19 (b)	3,600,000	3,581,070
Citigroup Commercial Mortgage Trust REMIC
3.55%, 11/10/23	1,000,000	1,028,889
5.43%, 10/15/49	3,960,307	4,013,249
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.65%, 10/15/48	3,000,000	3,041,048
CNH Equipment Trust
1.01%, 02/15/17	6,750,000	6,716,801
0.99%, 11/15/18	1,960,000	1,944,723
1.50%, 05/15/20	325,000	322,872
COMM Mortgage Trust REMIC
5.80%, 07/10/17 (a)	2,547,654	2,642,508
0.72%, 09/10/17	582,256	578,167
Commercial Mortgage Pass-Through Certificates REMIC, 5.31%, 12/10/16	924,376	940,816
Commercial Mortgage Trust REMIC
3.45%, 05/15/23	1,165,000	1,194,892
3.53%, 07/10/23	517,000	531,584
3.65%, 11/10/23	1,849,000	1,900,776
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.57%, 05/15/36 (a) (b)	147,469	147,980
Dell Equipment Finance Trust
1.31%, 12/22/17 (a) (b)	3,000,000	3,000,233
1.30%, 03/23/20 (b)	842,000	835,470
1.81%, 03/23/20 (b)	481,000	477,253
0.94%, 06/22/20 (b)	1,290,000	1,289,015
1.36%, 06/22/20 (b)	100,000	99,669
Ford Credit Auto Owner Trust
1.11%, 05/15/17	500,000	499,001
1.32%, 05/15/17	440,000	437,438
1.95%, 04/15/18	1,549,000	1,549,483
1.54%, 03/15/19	2,500,000	2,490,278
1.71%, 05/15/19	415,000	413,648
1.90%, 09/15/19	185,000	185,208
1.97%, 04/15/20	553,000	553,615
2.20%, 11/15/20	3,000,000	2,991,344
Ford Credit Floorplan Master Owner Trust
1.50%, 09/15/16	1,000,000	1,001,609
1.20%, 02/15/17	3,111,000	3,099,440
1.42%, 01/15/18	2,422,000	2,403,169
FREMF Mortgage Trust REMIC, 3.40%, 11/25/16 (a) (b)	229,000	230,524
GE Equipment Midticket LLC
0.95%, 04/22/16	665,800	665,224
1.14%, 05/22/18	3,000,000	2,986,119
GMF Floorplan Owner Revolving Trust, 0.83%, 05/15/18 (a) (b)	3,000,000	2,989,464
Golden Credit Card Trust
0.75%, 07/17/17 (a) (b)	3,000,000	2,991,727
2.02%, 04/15/20 (b)	2,922,000	2,875,698
GreatAmerica Leasing Receivables Funding LLC
1.16%, 12/15/16 (b)	1,365,378	1,362,396
0.89%, 01/15/17 (b)	3,702,101	3,690,283
1.47%, 01/15/18 (b)	545,000	541,473
1.54%, 07/20/18 (b)	5,180,000	5,152,984
2.02%, 06/21/21 (b)	620,000	616,637
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	593,299	606,500
GS Mortgage Securities Trust REMIC, 4.75%, 01/10/21 (b)	1,400,000	1,519,132
Harley-Davidson Motorcycle Trust, 1.41%, 06/15/20	3,000,000	2,988,570
Huntington Auto Trust
1.07%, 06/15/16	275,000	274,445
1.71%, 08/15/17	200,000	200,034
Hyundai Auto Receivables Trust
1.42%, 12/15/16	315,000	314,836
1.13%, 04/15/17	590,000	587,241
1.35%, 04/15/17	300,000	299,266
2.10%, 06/15/17	2,248,000	2,251,457

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
1.39%, 03/15/18	395,000	396,089
0.90%, 12/17/18	2,901,510	2,895,226
2.02%, 08/15/19	560,000	561,418
JPMBB Commercial Mortgage Securities Trust REMIC, 3.71%, 09/15/23	1,100,000	1,142,177
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 3.46%, 04/15/24	3,430,000	3,502,089
JPMorgan Mortgage Trust REMIC
3.00%, 04/25/22 (a) (b)	2,632,250	2,629,825
3.50%, 08/25/22 (a) (b)	2,922,273	2,948,264
3.00%, 10/25/26 (a) (b)	2,053,167	2,080,035
Kubota Credit Owner Trust REMIC
0.94%, 12/15/17 (b)	449,081	448,221
1.54%, 03/15/19 (b)	7,000,000	6,955,434
Merrill Lynch Mortgage Investors Trust REMIC, 1.04%, 10/25/28 (a)	1,011,236	966,417
MMCA Auto Owner Trust, 1.21%, 12/16/19 (b)	6,631,989	6,606,560
Morgan Stanley Bank of America Merrill Lynch Trust REMIC, 3.65%, 12/15/23	360,000	373,542
Morgan Stanley Capital I Trust REMIC
5.92%, 07/11/17 (a)	2,087,853	2,168,926
5.33%, 11/12/41	2,402,701	2,421,598
5.64%, 06/11/42 (a)	3,934,564	4,110,592
4.98%, 06/12/47 (a)	40,290	40,271
Sierra Receivables Funding Co. LLC
2.84%, 05/20/19 (b)	2,374,975	2,385,422
2.38%, 03/20/29 (b)	856,601	856,734
Sierra Timeshare Receivables Funding LLC
3.26%, 02/20/19 (c) (d)	448,716	450,800
3.37%, 02/20/21 (b)	1,843,995	1,858,027
2.20%, 05/20/21 (b)	689,837	685,681
2.28%, 11/20/25 (b)	497,818	496,729
3.51%, 11/20/25 (b)	420,233	420,640
3.35%, 04/20/26 (b)	83,241	83,303
2.30%, 10/20/31 (b)	344,216	343,349
Springleaf Mortgage Loan Trust REMIC, 1.87%, 09/25/57 (a) (b)	1,591,629	1,586,903
SunTrust Auto Receivables Trust, 1.42%, 04/16/18 (b)	3,000,000	2,969,504
UBS-Barclays Commercial Mortgage Trust REMIC, 2.69%, 11/10/22	900,000	899,993
USAA Auto Owner Trust, 1.34%, 08/17/20	1,000,000	996,054
Volvo Financial Equipment LLC
0.74%, 01/15/16 (b)	77,959	77,958
0.95%, 11/15/17 (b)	951,933	950,970
0.82%, 04/16/18 (b)	2,311,031	2,304,304
1.51%, 06/17/19 (b)	3,275,000	3,270,083
Wells Fargo Mortgage-Backed Securities Trust REMIC
2.85%, 12/25/34 (a)	577,190	567,634
2.74%, 06/25/35 (a)	501,188	504,296
World Omni Auto Receivables Trust, 1.49%, 04/15/16	565,000	565,603
World Omni Automobile Lease Securitization Trust, 1.54%, 02/15/18	3,000,000	2,978,921
Total Non-U.S. Government Agency Asset- Backed Securities (cost $217,949,118)		215,861,013
CORPORATE BONDS AND NOTES - 52.4%
CONSUMER DISCRETIONARY - 1.4%
CCO Safari II LLC, 3.58%, 07/23/20 (b)	3,000,000	2,982,816
Dollar General Corp., 1.88%, 04/15/18	1,484,000	1,469,725
Mattel Inc., 2.50%, 11/01/16	1,000,000	1,009,779
MGM Resorts International, 7.50%, 06/01/16 (e)	2,000,000	2,036,880
Time Warner Cable Inc., 6.75%, 07/01/18	2,500,000	2,728,183
		10,227,383
CONSUMER STAPLES - 3.4%
Altria Group Inc., 2.63%, 01/14/20	5,000,000	5,009,115
Bunge Ltd. Finance Corp., 3.20%, 06/15/17	3,000,000	3,029,520
HJ Heinz Co., 2.80%, 07/02/20 (b)	5,500,000	5,487,108
JM Smucker Co., 2.50%, 03/15/20 (e)	902,000	895,662
Kroger Co.
0.85%, 10/17/16 (a)	1,000,000	999,362
1.20%, 10/17/16	2,844,000	2,838,414
Reynolds American Inc., 3.25%, 06/12/20	3,500,000	3,557,417
WM Wrigley Jr. Co.
1.40%, 10/21/16 (b)	1,909,000	1,907,017
2.00%, 10/20/17 (b)	468,000	468,782
		24,192,397
ENERGY - 2.5%
Anadarko Petroleum Corp., 6.38%, 09/15/17	3,000,000	3,145,803
Canadian Natural Resources Ltd., 5.70%, 05/15/17	1,000,000	1,021,342
Chevron Phillips Chemical Co. LLC, 1.70%, 05/01/18 (b)	3,000,000	2,962,773
Energy Transfer Partners LP, 4.15%, 10/01/20	3,000,000	2,768,640
EnLink Midstream Partners LP, 2.70%, 04/01/19	2,000,000	1,824,780
Enterprise Products Operating LLC, 1.65%, 05/07/18	3,500,000	3,414,323
Shell International Finance BV, 1.25%, 11/10/17 (e)	3,000,000	2,984,400
		18,122,061
FINANCIALS - 31.9%
Abbey National Treasury Services Plc, 2.35%, 09/10/19	2,308,000	2,310,460
ABN AMRO Bank NV, 4.25%, 02/02/17 (b)	5,550,000	5,699,245
AerCap Ireland Capital Ltd., 2.75%, 05/15/17 (e)	2,698,000	2,681,137
Ally Financial Inc.
2.75%, 01/30/17	3,000,000	2,992,500
3.25%, 11/05/18 (e)	2,000,000	1,962,500
American Express Credit Corp., 2.38%, 05/26/20	3,390,000	3,365,331
Bank of America Corp.
3.63%, 03/17/16	655,000	658,367
6.50%, 08/01/16	1,500,000	1,543,713
6.00%, 09/01/17	5,000,000	5,320,940
Bank of America NA
5.30%, 03/15/17	1,500,000	1,560,390
1.65%, 03/26/18	436,000	433,032
1.75%, 06/05/18	527,000	524,037
Bank of Montreal, 1.80%, 07/31/18	3,000,000	2,993,721
Barclays Plc, 2.75%, 11/08/19	3,000,000	2,989,041
BioMed Realty LP, 3.85%, 04/15/16	300,000	300,917
Brandywine Operating Partnership LP, 5.70%, 05/01/17	850,000	886,594
Caisse Centrale Desjardins, 1.55%, 09/12/17 (b)	3,000,000	2,980,365
Camden Property Trust, 5.70%, 05/15/17 (f)	825,000	861,441
Capital One Bank USA NA
1.20%, 02/13/17	2,000,000	1,990,120
2.25%, 02/13/19	4,500,000	4,481,212
2.40%, 09/05/19	2,627,000	2,599,348
Caterpillar Financial Services Corp., 2.25%, 12/01/19	3,000,000	3,008,067
Citigroup Inc.
0.75%, 06/09/16 (a)	4,000,000	3,988,216
1.35%, 03/10/17	2,000,000	1,992,450
1.80%, 02/05/18	1,525,000	1,519,695
2.50%, 09/26/18	627,000	632,456

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
CNH Capital LLC, 6.25%, 11/01/16	2,000,000	2,037,500
CNH Industrial America LLC, 7.25%, 01/15/16	3,000,000	3,004,611
CommonWealth REIT, 6.25%, 08/15/16	430,000	431,830
Compass Bank, 1.85%, 09/29/17	2,000,000	1,982,858
Corp. Andina de Fomento, 1.50%, 08/08/17	2,250,000	2,238,401
Countrywide Financial Corp., 6.25%, 05/15/16	1,560,000	1,586,278
Daimler Finance North America LLC
0.84%, 03/02/18 (a) (b) (e)	2,500,000	2,471,653
2.00%, 08/03/18 (b)	3,000,000	2,980,242
Discover Bank
2.00%, 02/21/18	6,500,000	6,457,041
2.60%, 11/13/18 (e)	1,277,000	1,276,238
Equity Commonwealth, 6.25%, 06/15/17	1,800,000	1,859,105
Equity One Inc., 6.25%, 01/15/17	3,053,000	3,179,281
ERP Operating LP, 2.38%, 07/01/19	2,000,000	2,005,554
Fifth Third Bank, 2.38%, 04/25/19	2,000,000	2,006,820
First Horizon National Corp., 3.50%, 12/15/20	3,500,000	3,470,120
Ford Motor Credit Co. LLC
1.50%, 01/17/17	6,000,000	5,957,760
2.55%, 10/05/18	2,000,000	1,985,758
1.26%, 11/04/19 (a)	2,000,000	1,942,548
General Motors Financial Co. Inc.
2.40%, 04/10/18 (e)	3,540,000	3,522,562
3.20%, 07/13/20	2,000,000	1,969,202
Glencore Funding LLC, 1.57%, 05/27/16 (a) (b)	1,470,000	1,446,155
Goldman Sachs Group Inc.
5.38% (callable at 100 beginning 05/10/20) (g)	1,675,000	1,664,531
2.38%, 01/22/18	2,500,000	2,521,768
2.75%, 09/15/20 (e)	2,000,000	1,999,120
HBOS Plc, 6.75%, 05/21/18 (b)	3,000,000	3,272,301
HCP Inc., 6.30%, 09/15/16	1,500,000	1,550,750
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,042,497
Hospitality Properties Trust
6.30%, 06/15/16	1,500,000	1,505,127
5.63%, 03/15/17	3,352,000	3,466,910
6.70%, 01/15/18	1,978,000	2,092,655
HSBC USA Inc.
0.87%, 03/03/17 (a)	2,045,000	2,041,002
2.63%, 09/24/18	3,000,000	3,043,647
Huntington Bancshares Inc., 2.88%, 08/20/20	3,166,000	3,143,103
International Lease Finance Corp., 5.75%, 05/15/16	1,000,000	1,013,750
Intesa Sanpaolo SpA
3.13%, 01/15/16	3,640,000	3,643,079
2.38%, 01/13/17	2,650,000	2,658,536
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (g)	3,000,000	2,988,750
0.87%, 04/25/18 (a)	3,000,000	2,979,051
2.55%, 10/29/20	3,000,000	2,973,291
Liberty Property LP, 5.50%, 12/15/16	3,405,000	3,516,899
Lloyds Bank Plc, 4.20%, 03/28/17	2,000,000	2,061,530
Mid-America Apartments LP, 6.05%, 09/01/16	800,000	820,658
Mizuho Bank Ltd., 1.70%, 09/25/17 (b)	3,000,000	2,985,459
Morgan Stanley
4.75%, 03/22/17	3,054,000	3,163,342
5.55%, 04/27/17	4,000,000	4,197,120
2.65%, 01/27/20	1,562,000	1,558,298
2.80%, 06/16/20	2,000,000	2,007,124
PPF Funding Inc., 5.70%, 04/15/17 (b)	1,273,000	1,316,125
Pricoa Global Funding I, 1.90%, 09/21/18 (b)	3,000,000	2,989,482
Prologis International Funding II, 4.88%, 02/15/20 (b)	2,400,000	2,532,060
Reliance Standard Life Global Funding II, 2.15%, 10/15/18 (b)	2,500,000	2,485,273
Royal Bank of Scotland Plc
4.38%, 03/16/16	260,000	261,696
1.88%, 03/31/17 (e)	7,000,000	6,970,943
Santander Holdings USA Inc., 4.63%, 04/19/16	2,000,000	2,017,546
Skandinaviska Enskilda Banken AB, 2.63%, 11/17/20 (b)	3,000,000	2,990,523
SLM Corp., 6.25%, 01/25/16 (e)	1,000,000	1,001,537
SunTrust Bank, 1.35%, 02/15/17	4,000,000	3,991,648
Toronto-Dominion Bank
1.75%, 07/23/18	3,000,000	2,996,127
2.50%, 12/14/20	2,000,000	1,999,104
UBS AG
1.38%, 06/01/17	3,604,000	3,587,072
1.80%, 03/26/18	1,250,000	1,247,985
UBS Group AG, 2.95%, 09/24/20 (b)	1,852,000	1,834,908
Union Bank NA, 2.63%, 09/26/18	3,000,000	3,029,469
Wells Fargo & Co.
0.57%, 05/16/16 (a)	1,500,000	1,499,031
2.15%, 01/30/20 (e)	3,000,000	2,974,770
2.55%, 12/07/20	2,000,000	1,989,970
Westpac Banking Corp., 0.82%, 05/25/18 (a)	3,000,000	2,981,022
		228,693,401
HEALTH CARE - 3.8%
AbbVie Inc.
1.80%, 05/14/18	2,273,000	2,262,683
2.50%, 05/14/20	3,500,000	3,465,399
Actavis Funding SCS
1.30%, 06/15/17	3,500,000	3,466,865
2.45%, 06/15/19	1,000,000	989,340
Gilead Sciences Inc., 2.55%, 09/01/20 (e)	3,500,000	3,500,322
Mylan Inc., 1.35%, 11/29/16	5,000,000	4,958,200
Perrigo Co. Plc, 1.30%, 11/08/16	2,523,000	2,505,261
Thermo Fisher Scientific Inc., 2.40%, 02/01/19	1,307,000	1,306,778
UnitedHealth Group Inc., 0.77%, 01/17/17 (a)	3,000,000	3,002,001
Ventas Realty LP, 1.55%, 09/26/16	1,895,000	1,896,345
		27,353,194
INDUSTRIALS - 2.4%
BAE Systems Holdings Inc., 2.85%, 12/15/20 (b) (e)	2,644,000	2,638,368
Cobham Plc, 2.68%, 10/28/17 (d) (h)	2,500,000	2,484,450
Eaton Corp., 1.50%, 11/02/17	3,000,000	2,981,214
Lockheed Martin Corp., 2.50%, 11/23/20	3,500,000	3,487,684
Penske Truck Leasing Co. LP
3.75%, 05/11/17 (b)	2,000,000	2,040,334
3.05%, 01/09/20 (b)	2,000,000	1,984,184
Union Pacific Corp., 1.80%, 02/01/20	1,304,000	1,283,882
		16,900,116
INFORMATION TECHNOLOGY - 1.2%
Hewlett Packard Enterprise Co., 2.45%, 10/05/17 (b)	3,500,000	3,497,204
Visa Inc., 2.20%, 12/14/20	5,000,000	4,996,200
		8,493,404
MATERIALS - 2.4%
Anglo American Capital Plc, 1.27%, 04/15/16 (a) (b)	1,216,000	1,204,103
Freeport-McMoRan Inc., 2.15%, 03/01/17	2,000,000	1,830,000
LyondellBasell Industries NV, 5.00%, 04/15/19	6,000,000	6,382,632
Martin Marietta Materials Inc., 1.70%, 06/30/17 (a)	3,468,000	3,443,873
Monsanto Co., 2.13%, 07/15/19	2,500,000	2,497,025
Xstrata Finance Canada Ltd., 2.70%, 10/25/17 (b) (e) (i)	2,000,000	1,830,000
		17,187,633

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
TELECOMMUNICATION SERVICES - 0.8%
AT&T Inc., 2.45%, 06/30/20	3,000,000	2,955,609
Verizon Communications Inc., 2.63%, 02/21/20	3,000,000	3,011,010
		5,966,619
UTILITIES - 2.6%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20	3,000,000	2,972,103
Dominion Gas Holdings LLC, 2.50%, 12/15/19	2,000,000	1,998,088
Exelon Corp.
1.55%, 06/09/17	3,000,000	2,987,469
2.85%, 06/15/20	1,395,000	1,387,756
Exelon Generation Co. LLC, 2.95%, 01/15/20 (e)	767,000	764,481
NextEra Energy Capital Holdings Inc., 1.59%, 06/01/17	3,000,000	2,989,206
Northeast Utilities, 1.60%, 01/15/18	2,000,000	1,979,066
Southern California Edison Co.
1.13%, 05/01/17	1,517,000	1,507,167
1.85%, 02/01/22	1,954,643	1,936,597
		18,521,933
Total Corporate Bonds and Notes (cost $378,042,486)		375,658,141
GOVERNMENT AND AGENCY OBLIGATIONS - 16.2%
GOVERNMENT SECURITIES - 13.2%
Federal Home Loan Bank - 1.2% (j)
Federal Home Loan Bank
2.00%, 09/09/16	3,835,000	3,867,367
1.13%, 12/08/17	1,000,000	999,601
2.63%, 12/08/17	2,000,000	2,053,986
3.13%, 12/08/17	1,315,000	1,361,434
		8,282,388
Federal Home Loan Mortgage Corp. - 2.2% (j)
Federal Home Loan Mortgage Corp.
1.00%, 03/08/17 - 12/15/17	6,000,000	5,987,905
0.88%, 03/07/18	7,000,000	6,951,441
1.75%, 05/30/19	1,000,000	1,007,652
1.25%, 10/02/19	2,000,000	1,973,174
		15,920,172
Federal National Mortgage Association - 1.5% (j)
Federal National Mortgage Association
1.13%, 04/27/17 - 12/14/18	6,200,000	6,164,211
0.88%, 10/26/17	4,930,000	4,908,619
		11,072,830
Sovereign - 0.6%
Korea Land & Housing Corp., 1.88%, 08/02/17 (b)	1,905,000	1,900,613
Kreditanstalt fur Wiederaufbau, 0.50%, 07/15/16	2,193,000	2,189,318
		4,089,931
U.S. Treasury Securities - 7.7%
U.S. Treasury Note
0.63%, 12/31/16 - 09/30/17	25,577,000	25,417,783
0.88%, 11/30/17 (e)	6,250,000	6,232,513
1.00%, 12/31/17	3,250,000	3,246,305
0.75%, 04/15/18	13,100,000	12,974,174
0.88%, 10/15/18	7,500,000	7,418,108
		55,288,883
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.0%
Federal Home Loan Mortgage Corp. - 0.9%
Federal Home Loan Mortgage Corp.
4.00%, 02/01/26	214,608	226,463
2.50%, 02/15/31, TBA (k)	4,000,000	4,026,908
REMIC, 4.00%, 12/15/38	100,000	105,970
REMIC, 3.00%, 02/15/39	1,188,596	1,208,843
REMIC, 2.00%, 03/15/41	925,123	904,037
		6,472,221
Federal National Mortgage Association - 1.9%
Federal National Mortgage Association
4.00%, 04/01/26 - 01/01/31	2,290,986	2,429,610
4.50%, 05/01/26	180,955	194,928
3.50%, 03/01/27 - 03/01/30	4,119,832	4,327,182
3.00%, 05/01/30	1,839,757	1,896,504
2.73%, 02/01/44 (a)	1,592,199	1,636,062
3.08%, 04/01/45 (a)	1,803,130	1,851,272
REMIC, 4.00%, 09/25/29	173,000	177,751
REMIC, 2.50%, 01/25/41	451,686	455,475
REMIC, 2.00%, 03/25/42	683,046	679,470
		13,648,254
Government National Mortgage Association - 0.2%
Government National Mortgage Association
2.50%, 11/20/42 (a)	512,335	524,925
REMIC, 4.50%, 11/20/39	994,138	1,053,801
		1,578,726
Total Government and Agency Obligations (cost $116,786,967)		116,353,405
SHORT TERM INVESTMENTS - 5.2%
Investment Company - 2.7%
JNL Money Market Fund, 0.19% (l) (m)	19,694,333	19,694,333
Securities Lending Collateral - 2.5%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (l)	18,228,193	18,228,193
Total Short Term Investments (cost $37,922,526)		37,922,526
Total Investments - 103.9% (cost $750,701,097)		745,795,085
Other Assets and Liabilities, Net - (3.9%)		(28,229,234)
Total Net Assets - 100.0%		$717,565,851

(a)	Variable rate security. Rate stated was in effect as of December 31, 2015.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Board. As of December 31, 2015, the aggregate value of these liquid securities was $150,798,960 which represented 21.0% of net assets.

(c)	Security is restricted to resale to institutional investors. See Restricted Securities in the Notes to Schedules of Investments.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	All or a portion of the security was on loan.
(f)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(g)	Perpetual security.
(h)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement,” based on applicable valuation inputs. See FASB Topic 820 in the Notes to Financial Statements.

(i)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(j)	Securities in this category are direct debt of the agency and not collateralized by mortgages.

See accompanying Notes to Financial Statements.

(k)	All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2015, the total payable of investments purchased on a delayed delivery basis was $4,027,500.
(l)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.
(m)	Investment in affiliate.

	Shares/Par †	Value
JNL/PPM America Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 5.3%
American Airlines Pass-Through Trust
5.60%, 07/15/20 (a)	$2,879,857	$2,937,454
4.95%, 01/15/23	1,457,086	1,537,226
American Tower Trust I, 3.07%, 03/15/23 (a)	6,596,000	6,458,752
AmeriCredit Automobile Receivables Trust
1.31%, 11/08/17	238,227	238,234
1.07%, 03/08/18	778,973	778,338
Banc of America Commercial Mortgage Trust REMIC, 5.74%, 07/10/17 (b)	549,678	571,877
Banc of America Re-REMIC Trust REMIC, 3.49%, 04/16/25 (a)	1,985,000	1,944,503
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.74%, 09/11/17 (b)	488,672	513,286
5.69%, 06/11/50 (b)	1,419,410	1,480,342
Citigroup Mortgage Loan Trust REMIC, 3.50%, 08/25/23 (a)	2,756,668	2,747,967
CNH Equipment Trust, 1.05%, 05/15/18	3,000,000	2,980,945
Continental Airlines Inc. Pass-Through Trust
6.25%, 04/11/20	565,937	594,233
4.15%, 04/11/24	1,810,908	1,857,992
4.00%, 10/29/24	1,593,918	1,633,765
Crown Castle Towers LLC, 4.88%, 08/15/20 (a)	1,450,000	1,550,153
DBUBS Mortgage Trust REMIC, 3.74%, 06/01/17 (a)	768,978	770,357
Dell Equipment Finance Trust
1.30%, 03/23/20 (a)	1,177,000	1,167,872
1.81%, 03/23/20 (a)	867,000	860,247
0.94%, 06/22/20 (a)	565,000	564,569
1.36%, 06/22/20 (a)	166,000	165,451
Delta Air Lines Inc. Pass-Through Trust
6.20%, 07/02/18	678	726
4.95%, 05/23/19	145,585	152,864
Ford Credit Auto Owner Trust
1.97%, 04/15/20	1,256,000	1,257,397
2.21%, 01/15/21	1,009,000	1,001,500
Ford Credit Floorplan Master Owner Trust, 1.40%, 08/15/17	5,420,000	5,395,253
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	117,310	119,920
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.69%, 04/12/17 (b)	1,791,308	1,847,534
JPMorgan Mortgage Trust REMIC, 3.00%, 10/25/26 (a) (b)	2,463,801	2,496,042
Morgan Stanley Capital I Trust REMIC, 5.92%, 07/11/17 (b)	3,966,922	4,120,960
Morgan Stanley Re-REMIC Trust REMIC, 5.99%, 04/12/17 (a) (b)	1,281,489	1,316,445
MVW Owner Trust, 2.15%, 04/22/30 (a)	736,232	723,906
SBA Tower Trust, 2.90%, 10/15/44 (a)	5,000,000	4,886,948
Sierra Receivables Funding Co. LLC
2.84%, 05/20/19 (a)	292,122	293,407
2.38%, 03/20/29 (a)	155,730	155,754
United Air Lines Pass-Through Trust, 9.75%, 01/15/17	39,437	41,606
Total Non-U.S. Government Agency Asset- Backed Securities (cost $55,262,485)		55,163,825
CORPORATE BONDS AND NOTES - 56.4%
CONSUMER DISCRETIONARY - 4.7%
A&E Television Networks LLC
3.11%, 08/22/19 (c) (d)	1,000,000	966,944
3.63%, 08/22/22 (c) (d)	1,000,000	950,294
3.78%, 08/22/24 (c) (d)	1,000,000	937,541
ARAMARK Services Inc., 5.13%, 01/15/24 (a)	374,000	381,013
British Sky Broadcasting Group Plc
2.63%, 09/16/19 (a)	1,435,000	1,428,911
3.75%, 09/16/24 (a)	1,970,000	1,925,161
CCO Holdings LLC, 5.88%, 05/01/27 (a)	1,500,000	1,492,500
CCO Safari II LLC
6.38%, 10/23/35 (a)	3,335,000	3,365,799
6.83%, 10/23/55 (a)	3,550,000	3,492,962
Comcast Corp., 3.38%, 08/15/25	1,270,000	1,286,476
Delphi Automotive Plc, 3.15%, 11/19/20	675,000	674,201
Delphi Corp., 5.00%, 02/15/23	1,867,000	1,975,286
Dollar General Corp., 3.25%, 04/15/23	915,000	871,450
General Motors Co.
5.00%, 04/01/35	3,500,000	3,262,438
6.25%, 10/02/43	1,285,000	1,355,852
Grupo Televisa SAB, 6.13%, 01/31/46	1,709,000	1,698,917
KB Home
4.75%, 05/15/19	2,316,000	2,246,520
7.50%, 09/15/22 (e)	409,000	406,955
Levi Strauss & Co., 5.00%, 05/01/25 (e)	726,000	722,370
NAI Entertainment Holdings, 5.00%, 08/01/18 (a)	228,000	231,420
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (a) (f)	1,589,000	1,684,340
Numericable Group SA
4.88%, 05/15/19 (a)	1,247,000	1,236,089
5.38%, 05/15/22 (a), EUR	1,000,000	1,108,491
NVR Inc., 3.95%, 09/15/22	4,573,000	4,613,009
Sally Holdings LLC, 5.63%, 12/01/25	498,000	502,980
Schaeffler Finance BV
3.25%, 05/15/19 (a), EUR	1,296,000	1,424,280
3.50%, 05/15/22 (a), EUR	570,000	632,645
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (a), EUR	1,007,000	1,172,336
Scientific Games International Inc., 7.00%, 01/01/22 (a)	1,022,000	976,010
Seminole Indian Tribe of Florida, 6.54%, 10/01/20 (a)	720,000	748,800
SES SA
3.60%, 04/04/23 (a)	652,000	635,126
5.30%, 04/04/43 (a)	464,000	445,713
Sirius XM Radio Inc., 6.00%, 07/15/24 (a)	2,926,000	3,057,670
Tenneco Inc., 5.38%, 12/15/24	1,065,000	1,080,975
Time Warner Cable Inc., 6.75%, 06/15/39	371,000	372,319
		49,363,793
CONSUMER STAPLES - 2.3%
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (g)	100,000	115,755
CVS Health Corp.
4.75%, 12/01/22 (a)	266,000	285,054
5.00%, 12/01/24 (a)	174,000	188,341
HJ Heinz Co.
3.95%, 07/15/25 (a) (e)	1,981,000	2,000,178
5.00%, 07/15/35 (a)	1,605,000	1,644,478
5.20%, 07/15/45 (a)	1,941,000	2,026,779

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
JBS Investments GmbH, 7.25%, 04/03/24 (a) (e)	1,276,000	1,157,970
JM Smucker Co.
2.50%, 03/15/20	631,000	626,566
3.50%, 03/15/25	868,000	864,040
4.38%, 03/15/45 (e)	816,000	793,899
Mars Inc.
2.19%, 10/11/17 (c) (d)	2,850,000	2,855,657
3.74%, 10/11/27 (c) (d)	1,200,000	1,214,576
Post Holdings Inc., 8.00%, 07/15/25 (a)	2,222,000	2,355,320
Reynolds American Inc.
3.25%, 06/12/20	1,000,000	1,016,405
4.45%, 06/12/25	2,316,000	2,423,502
5.70%, 08/15/35	975,000	1,068,214
7.00%, 08/04/41	812,000	912,622
Tyson Foods Inc.
3.95%, 08/15/24	679,000	697,195
4.88%, 08/15/34	1,010,000	1,030,140
5.15%, 08/15/44	549,000	573,320
		23,850,011
ENERGY - 5.7%
Access Midstream Partners LP, 4.88%, 05/15/23	133,000	107,829
California Resources Corp.
5.00%, 01/15/20 (e)	437,000	155,681
5.50%, 09/15/21 (e)	512,000	161,280
8.00%, 12/15/22 (a) (e)	3,661,000	1,926,601
6.00%, 11/15/24 (e)	418,000	127,490
Calumet Specialty Products Partners LP, 6.50%, 04/15/21	2,025,000	1,761,750
Chesapeake Energy Corp., 8.00%, 12/15/22 (a)	1,750,000	857,500
CITGO Holding Inc., 10.75%, 02/15/20 (a)	2,694,000	2,613,180
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (a)	743,000	723,757
4.50%, 06/01/25 (a)	746,000	676,161
5.80%, 06/01/45 (a)	933,000	818,976
Concho Resources Inc., 5.50%, 04/01/23	1,664,000	1,539,200
Continental Resources Inc., 4.50%, 04/15/23	876,000	629,737
DCP Midstream LLC, 5.85%, 05/21/43 (a) (b)	2,485,000	1,901,025
Devon Energy Corp., 5.85%, 12/15/25 (e)	2,293,000	2,230,243
Energy Transfer Partners LP
4.75%, 01/15/26	1,379,000	1,186,915
4.90%, 03/15/35	1,950,000	1,417,133
5.15%, 03/15/45	1,189,000	840,493
6.13%, 12/15/45	2,600,000	2,115,482
Energy XXI Gulf Coast Inc., 6.88%, 03/15/24	959,000	105,490
EnLink Midstream Partners LP, 4.15%, 06/01/25	1,666,000	1,282,337
Enterprise Products Operating LLC
3.75%, 02/15/25 (e)	1,837,000	1,681,259
3.70%, 02/15/26	1,738,000	1,560,284
4.95%, 10/15/54	937,000	732,980
EP Energy LLC, 6.38%, 06/15/23	2,246,000	1,123,000
Halliburton Co.
3.38%, 11/15/22	2,600,000	2,558,964
3.80%, 11/15/25	1,304,000	1,270,546
5.00%, 11/15/45	920,000	908,804
Jupiter Resources Inc., 8.50%, 10/01/22 (a) (e)	1,500,000	600,000
Memorial Production Partners LP, 6.88%, 08/01/22	2,017,000	605,100
Oneok Inc., 7.50%, 09/01/23 (e)	4,690,000	3,904,425
Petrobras Global Finance BV, 4.38%, 05/20/23 (e)	2,381,000	1,571,460
Petroleos Mexicanos, 2.29%, 02/15/24	2,771,850	2,776,069
Plains Exploration & Production Co., 6.75%, 02/01/22	5,119,000	3,148,185
Regency Energy Partners LP
5.88%, 03/01/22	3,534,000	3,331,286
5.00%, 10/01/22	1,080,000	957,164
Sanchez Energy Corp., 7.75%, 06/15/21 (e)	412,000	251,320
Seadrill Ltd., 6.13%, 09/15/17 (a) (h)	1,250,000	631,250
SM Energy Co., 6.13%, 11/15/22	1,856,000	1,364,160
Spectra Energy Partners LP
3.50%, 03/15/25	2,332,000	2,041,148
4.50%, 03/15/45	2,542,000	1,952,950
Transocean Inc.
3.00%, 10/15/17 (e) (g)	500,000	443,438
7.13%, 12/15/21 (e) (g)	1,824,000	1,178,760
4.30%, 10/15/22 (g)	2,015,000	1,067,950
Ultra Petroleum Corp., 6.13%, 10/01/24 (a)	2,451,000	557,603
		59,396,365
FINANCIALS - 25.8%
Abbey National Treasury Services Plc, 4.00%, 03/13/24 (e)	3,354,000	3,500,291
ABN AMRO Bank NV, 2.45%, 06/04/20 (a)	5,622,000	5,573,718
AerCap Ireland Capital Ltd.
2.75%, 05/15/17	152,000	151,050
4.63%, 10/30/20	1,750,000	1,791,563
4.50%, 05/15/21	288,000	292,680
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (a)	1,696,000	2,176,796
Ally Financial Inc., 5.75%, 11/20/25	5,500,000	5,568,750
Altice Financing SA, 7.88%, 12/15/19 (a)	324,000	336,960
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (f)	1,683,000	1,687,208
6.50% (callable at 100 beginning 10/23/24) (f)	1,567,000	1,651,226
3.30%, 01/11/23	3,428,000	3,379,891
4.20%, 08/26/24	4,077,000	4,082,920
3.95%, 04/21/25	2,317,000	2,256,431
Barclays Bank Plc
7.63%, 11/21/22	679,000	773,211
7.75%, 04/10/23 (b) (i)	1,009,000	1,077,108
3.75%, 05/15/24	4,150,000	4,232,228
Barclays Plc
8.25% (callable at 100 beginning 12/15/18) (f) (i)	5,300,000	5,642,915
3.65%, 03/16/25	1,450,000	1,393,486
BlackRock Inc., 3.38%, 06/01/22	1,062,000	1,098,687
BNP Paribas SA, 7.37%, (callable at 100 beginning 08/19/25) (a) (e) (f)	1,344,000	1,379,280
Capital One Bank USA NA, 2.40%, 09/05/19	6,268,000	6,202,023
Cemex Finance LLC
9.38%, 10/12/22 (a) (e)	355,000	373,638
6.00%, 04/01/24 (a) (e)	1,171,000	1,004,133
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (e) (f)	1,375,000	1,350,938
6.13% (callable at 100 beginning 11/15/20) (f)	5,500,000	5,610,000
4.05%, 07/30/22	1,325,000	1,353,616
CME Group Inc., 3.00%, 03/15/25	2,750,000	2,699,686
Credit Suisse, 3.63%, 09/09/24	1,000,000	1,008,219
Credit Suisse AG
7.50% (callable at 100 beginning 12/11/23) (a) (f)	4,248,000	4,459,686
6.50%, 08/08/23 (a)	7,411,000	7,985,352
Daimler Finance North America LLC
2.00%, 08/03/18 (a)	4,800,000	4,768,387
2.25%, 03/02/20 (a) (e)	7,000,000	6,843,445

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Discover Financial Services, 3.95%, 11/06/24	1,460,000	1,439,808
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	5,695,000	5,946,132
Ford Motor Credit Co. LLC
5.00%, 05/15/18	5,898,000	6,181,682
2.24%, 06/15/18	2,750,000	2,725,181
2.38%, 03/12/19	1,600,000	1,577,709
GE Capital International Funding Co., 3.37%, 11/15/25 (a)	2,060,000	2,097,622
General Electric Capital Corp., 3.10%, 01/09/23	792,000	803,888
General Motors Financial Co. Inc., 4.38%, 09/25/21	2,419,000	2,454,225
GFI Group Inc., 8.63%, 07/19/18 (g)	2,250,000	2,435,625
Goldman Sachs Group Inc.
5.38% (callable at 100 beginning 05/10/20) (f)	3,786,000	3,762,338
2.38%, 01/22/18	4,608,000	4,648,122
4.00%, 03/03/24	2,064,000	2,119,540
4.25%, 10/21/25	2,741,000	2,721,753
6.75%, 10/01/37	1,500,000	1,752,230
5.15%, 05/22/45	4,331,000	4,204,132
Hospitality Properties Trust, 4.50%, 03/15/25	3,338,000	3,205,184
HSBC Holdings Plc
5.63% (callable at 100 beginning 01/17/20) (e) (f) (i)	2,037,000	2,039,546
6.37% (callable at 100 beginning 03/30/25) (e) (f)	4,499,000	4,493,376
Icahn Enterprises LP, 4.88%, 03/15/19	2,518,000	2,495,338
International Lease Finance Corp.
6.75%, 09/01/16 (a)	1,100,000	1,130,250
7.13%, 09/01/18 (a)	1,000,000	1,096,250
4.63%, 04/15/21	2,237,000	2,292,925
8.63%, 01/15/22	750,000	907,500
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (a)	6,500,000	6,398,255
Invesco Finance Plc, 3.13%, 11/30/22	1,778,000	1,754,036
Janus Capital Group Inc., 4.88%, 08/01/25	2,027,000	2,080,440
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (f)	5,250,000	5,230,313
7.90% (callable at 100 beginning 04/30/18) (f)	1,757,000	1,788,626
3.20%, 01/25/23	3,609,000	3,599,194
Legg Mason Inc., 2.70%, 07/15/19	1,883,000	1,878,411
Liberty Mutual Group Inc.
4.25%, 06/15/23 (a)	204,000	207,428
4.85%, 08/01/44 (a)	664,000	615,055
Mid-America Apartments LP, 4.00%, 11/15/25	2,178,000	2,163,813
Mizuho Bank Ltd., 1.70%, 09/25/17 (a)	1,300,000	1,293,699
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 03/27/24 (a) (e)	1,850,000	1,905,411
Morgan Stanley
2.38%, 07/23/19	6,946,000	6,924,280
4.88%, 11/01/22	4,381,000	4,652,201
4.10%, 05/22/23	3,860,000	3,902,198
3.88%, 04/29/24	6,271,000	6,393,065
Murray Street Investment Trust I, 4.65%, 03/09/17 (h)	3,500,000	3,606,159
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (b)	3,146,000	3,103,214
PNC Financial Services Group Inc., 4.85%, (callable at 100 beginning 06/01/23) (f)	581,000	544,763
Prologis International Funding II, 4.88%, 02/15/20 (a)	2,222,000	2,344,266
Prudential Financial Inc., 5.87%, 09/15/42 (b)	1,252,000	1,301,454
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (f) (i)	3,520,000	3,665,200
8.00% (callable at 100 beginning 08/10/25) (e) (f) (i)	2,259,000	2,388,893
6.13%, 12/15/22	1,880,000	2,046,773
6.10%, 06/10/23	1,669,000	1,794,046
6.00%, 12/19/23	737,000	793,753
5.13%, 05/28/24	2,884,000	2,923,058
Santander UK Plc, 5.00%, 11/07/23 (a)	1,152,000	1,199,176
SAP Ireland US-Financial Services Ltd.
2.82%, 11/15/20 (c) (d)	2,485,000	2,495,007
3.18%, 11/15/22 (c) (d)	2,485,000	2,462,218
Shell International Finance BV, 3.25%, 05/11/25	2,285,000	2,231,108
Stena AB, 7.00%, 02/01/24 (a)	1,332,000	1,132,200
Swedbank AB, 2.20%, 03/04/20 (a) (e)	2,600,000	2,569,588
UBS Group AG, 4.13%, 09/24/25 (a)	2,463,000	2,461,985
USAA Capital Corp., 2.13%, 06/03/19 (a)	500,000	499,706
WEA Finance LLC, 3.25%, 10/05/20 (a)	7,818,000	7,851,054
Wells Fargo & Co.
5.87% (callable at 100 beginning 06/15/25) (f)	3,161,000	3,326,953
4.48%, 01/16/24	355,000	373,553
4.30%, 07/22/27	3,396,000	3,469,506
4.90%, 11/17/45	1,626,000	1,641,135
Westpac Banking Corp., 2.60%, 11/23/20	8,000,000	7,996,928
ZF North America Capital Inc., 4.50%, 04/29/22 (a)	537,000	524,918
		269,768,917
HEALTH CARE - 3.6%
AbbVie Inc.
2.90%, 11/06/22	1,631,000	1,579,035
3.60%, 05/14/25	3,530,000	3,484,329
4.70%, 05/14/45 (e)	1,415,000	1,383,782
Actavis Funding SCS
3.85%, 06/15/24	1,319,000	1,321,911
4.75%, 03/15/45	2,557,000	2,492,714
Becton Dickinson and Co.
3.73%, 12/15/24	633,000	638,810
4.69%, 12/15/44	1,109,000	1,118,811
Endo Finance LLC, 6.00%, 07/15/23 (a)	1,209,000	1,202,955
Forest Laboratories Inc., 5.00%, 12/15/21 (a)	1,268,000	1,378,442
Gilead Sciences Inc.
4.80%, 04/01/44	1,302,000	1,306,107
4.50%, 02/01/45	1,194,000	1,168,426
HCA Inc.
3.75%, 03/15/19	3,369,000	3,394,267
4.25%, 10/15/19	2,464,000	2,513,280
Howard Hughes Medical Institute, 3.50%, 09/01/23	2,046,000	2,125,254
Mayo Clinic Rochester, 3.77%, 11/15/43	600,000	557,471
MEDNAX Inc., 5.25%, 12/01/23 (a)	551,000	553,755
Memorial Sloan-Kettering Cancer Center, 5.00%, 07/01/42	997,000	1,066,996
Merck & Co. Inc., 4.15%, 05/18/43	1,520,000	1,526,021
Perrigo Finance Plc, 4.90%, 12/15/44	1,143,000	1,031,504
Quest Diagnostics Inc., 4.70%, 03/30/45	439,000	395,322
Tenet Healthcare Corp.
4.01%, 06/15/20 (a) (b)	653,000	636,675
6.75%, 06/15/23 (e)	1,283,000	1,189,982
VRX Escrow Corp.
5.88%, 05/15/23 (a)	2,649,000	2,364,232
6.13%, 04/15/25 (a)	914,000	815,745
WellCare Health Plans Inc., 5.75%, 11/15/20	1,853,000	1,908,590
		37,154,416
INDUSTRIALS - 3.8%
AECOM, 5.88%, 10/15/24	1,203,000	1,227,060
Aircastle Ltd., 4.63%, 12/15/18	1,270,000	1,298,575

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
BAE Systems Holdings Inc., 2.85%, 12/15/20 (a)	1,322,000	1,319,184
Bombardier Inc.
5.50%, 09/15/18 (a) (e)	829,000	760,690
4.75%, 04/15/19 (a) (e)	4,607,000	3,789,258
6.13%, 01/15/23 (a)	759,000	523,710
7.50%, 03/15/25 (a)	1,370,000	959,000
CNH Industrial Capital LLC, 3.88%, 07/16/18	2,366,000	2,289,105
Florida East Coast Holdings Corp., 6.75%, 05/01/19 (a)	1,583,000	1,448,445
General Electric Co.
4.00% (callable at 100 beginning 06/15/22) (f)	4,721,000	4,721,000
4.10% (callable at 100 beginning 12/15/22) (e) (f)	9,171,000	9,148,073
3.50%, 10/02/18	4,600,000	4,646,184
Lockheed Martin Corp.
3.10%, 01/15/23	3,750,000	3,747,911
4.50%, 05/15/36	1,934,000	1,956,558
4.70%, 05/15/46	1,642,000	1,689,646
		39,524,399
INFORMATION TECHNOLOGY - 2.0%
CDK Global Inc., 3.30%, 10/15/19	1,382,000	1,371,719
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (a)	1,400,000	1,348,364
6.35%, 10/15/45 (a)	2,890,000	2,743,454
Microsoft Corp., 3.13%, 11/03/25	2,597,000	2,612,086
ViaSat Inc., 6.88%, 06/15/20	2,692,000	2,792,950
Visa Inc.
2.80%, 12/14/22	3,600,000	3,606,473
3.15%, 12/14/25	2,200,000	2,204,649
4.15%, 12/14/35	1,864,000	1,881,700
4.30%, 12/14/45	2,761,000	2,798,516
		21,359,911
MATERIALS - 2.3%
Anglo American Capital Plc, 2.63%, 09/27/17 (a)	2,750,000	2,406,250
Anglo American Plc, 3.63%, 05/14/20 (a) (e)	1,695,000	1,203,450
Ardagh Packaging Finance Plc, 3.51%, 12/15/19 (a) (b) (e)	2,850,000	2,785,875
Ball Corp., 4.38%, 12/15/20	2,885,000	2,930,078
Barrick Gold Corp., 4.10%, 05/01/23 (e)	449,000	385,207
Cemex SAB de CV, 6.50%, 12/10/19 (a)	2,815,000	2,716,475
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (a) (e)	1,450,000	1,150,938
9.75%, 03/01/22 (a) (e)	548,000	501,420
Freeport-McMoRan Copper & Gold Inc., 3.88%, 03/15/23	484,000	275,880
Freeport-McMoRan Inc.
4.55%, 11/14/24	1,070,000	612,575
5.40%, 11/14/34	7,478,000	3,963,340
Methanex Corp., 5.65%, 12/01/44 (e)	1,569,000	1,269,608
Rain CII Carbon LLC, 8.25%, 01/15/21 (a)	3,508,000	2,736,240
Samarco Mineracao SA
4.13%, 11/01/22 (a)	345,000	110,400
5.38%, 09/26/24 (a)	340,000	112,200
Trinseo Materials Operating SCA, 6.75%, 05/01/22 (a)	778,000	766,330
		23,926,266
TELECOMMUNICATION SERVICES - 2.1%
AT&T Inc.
4.50%, 05/15/35 (e)	1,965,000	1,817,539
4.75%, 05/15/46	650,000	595,026
Frontier Communications Corp.
10.50%, 09/15/22 (a)	1,007,000	1,000,706
11.00%, 09/15/25 (a)	1,007,000	996,930
SES Global Americas Holdings GP, 5.30%, 03/25/44 (a)	1,524,000	1,452,652
T-Mobile USA Inc., 6.50%, 01/15/26	1,299,000	1,311,327
Verizon Communications Inc.
6.40%, 09/15/33	171,000	194,825
4.27%, 01/15/36	2,592,000	2,339,555
6.55%, 09/15/43	164,000	194,697
4.86%, 08/21/46	5,948,000	5,627,212
5.01%, 08/21/54	2,973,000	2,721,514
4.67%, 03/15/55	3,995,000	3,465,539
		21,717,522
UTILITIES - 4.1%
Abengoa Yield Plc, 7.00%, 11/15/19 (a) (e)	2,315,000	2,037,200
Atlantic City Electric Co., 3.38%, 09/01/24	3,386,000	3,327,822
Dynegy Inc., 6.75%, 11/01/19	1,010,000	949,400
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (a) (f)	7,570,000	7,115,800
Enel SpA, 8.75%, 09/24/73 (d) (j)	1,872,000	2,131,740
Exelon Corp.
3.95%, 06/15/25 (d) (j)	2,209,000	2,207,345
5.10%, 06/15/45 (a)	1,831,000	1,826,818
FirstEnergy Corp.
4.25%, 03/15/23 (g)	883,000	898,828
7.38%, 11/15/31	1,575,000	1,918,245
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (a)	1,680,000	1,691,416
NextEra Energy Capital Holdings Inc., 1.59%, 06/01/17	2,000,000	1,992,804
Oglethorpe Power Corp., 4.55%, 06/01/44	2,344,000	2,221,371
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18	2,250,000	2,501,046
4.10%, 06/01/22	1,679,000	1,744,921
2.95%, 04/01/25	4,900,000	4,604,128
Pacific Gas & Electric Co., 4.30%, 03/15/45	2,007,000	1,980,897
PPL Energy Supply LLC, 6.50%, 06/01/25 (a) (e)	940,000	620,400
PPL WEM Holdings Plc, 3.90%, 05/01/16 (a)	200,000	200,800
RJS Power Holdings LLC, 4.63%, 07/15/19 (a) (e)	2,850,000	2,137,500
Wisconsin Energy Corp., 3.55%, 06/15/25	920,000	925,326
		43,033,807
Total Corporate Bonds and Notes (cost $620,760,126)		589,095,407
GOVERNMENT AND AGENCY OBLIGATIONS - 33.2%
GOVERNMENT SECURITIES - 15.1%
Municipals - 0.1%
Port Authority of New York & New Jersey, 4.46%, 10/01/62	1,490,000	1,431,994
U.S. Treasury Securities - 15.0%
U.S. Treasury Bond
3.75%, 08/15/41	10,048,000	11,519,560
3.13%, 11/15/41	8,720,000	8,990,259
2.50%, 02/15/45	2,350,000	2,104,176
U.S. Treasury Note
1.63%, 03/31/19 - 06/30/19	41,144,000	41,390,269
1.50%, 05/31/19 - 05/31/20	11,668,000	11,665,728
1.38%, 02/29/20 - 04/30/20	17,710,000	17,487,633
2.00%, 11/15/21 - 02/15/22	14,392,000	14,421,604
1.75%, 05/15/22	16,835,000	16,561,179
2.75%, 02/15/24	23,754,000	24,741,074
2.50%, 05/15/24	7,250,000	7,407,840
		156,289,322

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 18.1%
Federal Home Loan Mortgage Corp. - 3.8%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/30 - 07/01/45	14,406,067	14,539,031
3.00%, 01/15/31, TBA (k)	244,000	251,391
6.00%, 07/01/37 - 09/01/37	154,868	174,383
5.00%, 02/01/38 - 11/01/41	3,726,278	4,089,582
4.50%, 03/01/42 - 10/01/43	5,778,918	6,234,709
3.50%, 04/01/42 - 06/01/42	5,088,605	5,246,148
4.00%, 03/01/43 - 02/01/45	8,156,741	8,634,641
		39,169,885
Federal National Mortgage Association - 10.0%
Federal National Mortgage Association
4.00%, 04/01/26 - 06/01/45	20,216,757	21,407,365
2.50%, 01/01/28 - 05/01/28	1,791,021	1,816,251
3.50%, 03/01/30 - 12/01/45	24,473,756	25,305,102
3.00%, 05/01/30 - 05/01/43	18,261,060	18,432,536
2.50%, 01/15/31, TBA (k)	6,126,000	6,173,114
5.50%, 12/01/33 - 08/01/38	2,621,954	2,938,808
5.00%, 06/01/35 - 05/01/42	4,544,330	5,019,230
6.00%, 08/01/37 - 01/01/38	307,971	347,964
4.50%, 08/01/40 - 08/01/44	14,071,637	15,219,999
4.00%, 04/01/44, TBA (k)	3,863,108	4,089,556
3.08%, 04/01/45 (b)	2,877,391	2,954,215
4.50%, 01/15/46, TBA (k)	347,000	374,653
		104,078,793
Government National Mortgage Association - 4.3%
Government National Mortgage Association
5.00%, 08/20/41 - 01/20/43	1,754,532	1,938,387
3.50%, 08/20/42 - 06/20/43	10,952,572	11,447,923
2.50%, 05/20/43 (b)	1,595,305	1,629,004
3.00%, 05/20/43 - 07/20/45	15,004,026	15,226,247
4.00%, 05/20/44	4,057,566	4,361,991
4.00%, 08/20/45	1,831,886	1,946,025
4.50%, 08/20/45	3,290,500	3,540,087
3.50%, 01/15/46, TBA (k)	4,925,000	5,132,414
		45,222,078
Total Government and Agency Obligations (cost $345,036,189)		346,192,072
PREFERRED STOCKS - 0.2%
ENERGY - 0.1%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 01/15/18)	48,000	994,560
FINANCIALS - 0.1%
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (e) (f)	10,000	258,900
U.S. Bancorp - Series G, 6.00%, (callable at 25 beginning 04/15/17) (e) (f)	44,500	1,193,490
		1,452,390
Total Preferred Stocks (cost $2,623,000)		2,446,950
VARIABLE RATE SENIOR LOAN INTERESTS - 2.1% (b)
CONSUMER DISCRETIONARY - 0.6%
Charter Communications Operating LLC Term Loan H, 3.25%, 07/23/23	$963,000	953,543
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	578,000	576,798
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20	1,137,418	1,114,670
JC Penney Corp. Inc. Term Loan, 6.00%, 05/22/18	867,750	851,046
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	839,780	816,476
Schaeffler AG New Term Loan B, 4.25%, 05/15/20	406,154	406,357
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	1,040,074	1,015,934
		5,734,824
ENERGY - 0.3%
CITGO Holding Inc. Term Loan B, 9.50%, 05/09/18	2,178,000	2,158,028
Fieldwood Energy LLC 1st Lien Term Loan, 3.88%, 09/28/18	1,568,998	1,019,848
Linden Term Loan B, 3.75%, 12/01/20	425,056	410,179
		3,588,055
FINANCIALS - 0.0%
Guggenheim Partners LLC Initial Term Loan, 4.25%, 07/17/20	489,998	485,711
INDUSTRIALS - 0.3%
Gol LuxCo SA Fixed Rate Term Loan, 6.00%, 08/18/20 (c)	3,100,000	3,007,000
MATERIALS - 0.4%
Arch Coal Inc. Term Loan B, 6.25%, 05/14/18	967,473	425,959
FMG Resources (August 2006) Pty Ltd. New Term Loan B, 4.25%, 06/30/19	5,314,273	3,926,450
		4,352,409
TELECOMMUNICATION SERVICES - 0.4%
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	2,750,000	2,742,273
T-Mobile USA Inc. Term Loan B, 3.50%, 11/03/22	937,500	936,478
		3,678,751
UTILITIES - 0.1%
Texas Competitive Electric Holdings Co. LLC Term Loan, 3.75%, 05/05/16	1,269,802	1,257,104
Total Variable Rate Senior Loan Interests (cost $24,300,494)		22,103,854
SHORT TERM INVESTMENTS - 5.9%
Investment Company - 3.3%
JNL Money Market Fund, 0.19% (l) (m)	34,606,249	34,606,249
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (m)	27,187,615	27,187,615
Total Short Term Investments (cost $61,793,864)		61,793,864
Total Investments - 103.1% (cost $1,109,776,158)		1,076,795,972
Other Assets and Liabilities, Net - (3.1%)		(32,489,354)
Total Net Assets - 100.0%		$1,044,306,618

(a)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Board. As of December 31, 2015, the aggregate value of these liquid securities was $203,031,365 which represented 19.4% of net assets.

(b)	Variable rate security. Rate stated was in effect as of December 31, 2015.
(c)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement,” based on applicable valuation inputs. See FASB Topic 820 in the Notes to Financial Statements.

(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Board.
(e)	All or a portion of the security was on loan.

See accompanying Notes to Financial Statements.

(f)	Perpetual security.
(g)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(h)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(i)	Convertible security.
(j)	Security is restricted to resale to institutional investors. See Restricted Securities in the Notes to Schedules of Investments.
(k)	All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2015, the total payable of investments purchased on a delayed delivery basis was $16,030,131.
(l)	Investment in affiliate.
(m)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

	Shares/Par †	Value
JNL Money Market Fund
CORPORATE BONDS AND NOTES - 11.2%
CONSUMER STAPLES - 1.1%
PepsiCo Inc., 0.62%, 02/26/16 (a)	$32,000,000	$32,009,007
FINANCIALS - 7.9%
American Honda Finance Corp.
0.34%, 01/11/16 (a)	15,000,000	14,999,979
0.78%, 05/26/16 (a) (d)	34,635,000	34,680,984
Bank of New York Mellon Corp., 2.30%, 07/28/16	9,000,000	9,089,736
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.86%, 02/26/16 (a) (d)	4,000,000	4,000,886
BNP Paribas SA, 3.60%, 02/23/16	9,850,000	9,891,799
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.01%, 03/18/16 (a)	9,160,000	9,168,361
Credit Suisse, 0.79%, 03/11/16 (a)	15,000,000	14,999,444
General Electric Capital Corp.
0.92%, 01/08/16 (a)	4,000,000	4,000,305
1.21%, 05/09/16 (a)	7,320,000	7,343,139
JPMorgan Chase Bank NA, 0.83%, 06/13/16 (a)	8,000,000	7,992,348
MassMutual Global Funding II, 3.13%, 04/14/16 (d)	9,884,000	9,959,650
Metropolitan Life Global Funding I, 0.72%, 06/23/16 (a) (d)	18,500,000	18,507,506
New York Life Global Funding, 0.38%, 08/05/16 (a) (d)	31,000,000	31,000,000
PNC Bank NA
0.63%, 01/28/16 (a)	11,320,000	11,320,835
0.80%, 01/28/16	13,400,000	13,400,000
Principal Life Global Funding II, 0.54%, 02/22/16 (a) (d)	1,000,000	1,000,091
Royal Bank of Canada
0.83%, 03/08/16 (a)	2,625,000	2,626,692
2.30%, 07/20/16	13,705,000	13,832,083
Wells Fargo Bank NA, 0.57%, 06/02/16 (a)	25,040,000	25,046,459
		242,860,297
HEALTH CARE - 0.3%
GlaxoSmithKline Capital Inc., 0.70%, 03/18/16	10,250,000	10,258,060
INFORMATION TECHNOLOGY - 1.9%
International Business Machines Corp.
0.40%, 02/05/16 (a)	7,780,000	7,780,568
1.95%, 07/22/16	50,400,000	50,783,325
		58,563,893
Total Corporate Bonds and Notes (cost $343,691,257)		343,691,257
GOVERNMENT AND AGENCY OBLIGATIONS - 8.4%
GOVERNMENT SECURITIES - 8.4%
Federal Home Loan Bank - 4.1% (b)
Federal Home Loan Bank
0.25%, 02/09/16 (a)	65,000,000	65,000,000
0.25%, 05/11/16	20,000,000	19,998,252
0.38%, 06/24/16 - 08/25/16	24,300,000	24,293,450
0.41%, 08/05/16	9,815,000	9,812,818
0.50%, 09/28/16	6,145,000	6,143,288
		125,247,808
Federal Home Loan Mortgage Corp. - 1.1% (b)
Federal Home Loan Mortgage Corp.
0.40%, 03/15/16	14,300,000	14,303,511
2.00%, 08/25/16	20,000,000	20,193,138
		34,496,649
Federal National Mortgage Association - 0.6% (b)
Federal National Mortgage Association, 0.50%, 03/30/16	20,000,000	20,008,642
Treasury Inflation Index Securities - 1.0%
U.S. Treasury Inflation Indexed Note, 2.00%, 01/15/16 (c)	29,957,750	29,959,936
U.S. Treasury Securities - 1.6%
U.S. Treasury Note
0.34%, 07/31/17 (a)	10,000,000	9,993,107
0.43%, 10/31/17 (a)	40,000,000	40,007,424
		50,000,531
Total Government and Agency Obligations (cost $259,713,566)		259,713,566
SHORT TERM INVESTMENTS - 59.6%
Certificates of Deposit - 20.7%
Bank of Montreal
0.25%, 01/05/16	29,500,000	29,500,000
0.36%, 01/06/16 (a)	24,000,000	24,000,000
0.71%, 06/22/16 (a)	17,000,000	17,000,000
Bank of Nova Scotia
0.48%, 04/18/16 (a)	32,000,000	32,000,000
0.69%, 06/28/16 (a)	27,000,000	27,000,000
BNP Paribas SA, 0.58%, 02/01/16	27,000,000	27,000,000
Canadian Imperial Bank of Commerce
0.35%, 02/04/16 (a)	20,000,000	20,000,000
0.42%, 03/10/16 (a)	26,000,000	26,000,000
Credit Suisse, 0.86%, 03/21/16 (a)	25,000,000	25,000,000
Credit Suisse Group AG, 0.67%, 05/09/16 (a)	28,000,000	28,000,000
Natixis
0.48%, 02/02/16	35,000,000	35,000,000
0.49%, 03/10/16 (a)	23,500,000	23,500,000
Nordea Bank Finland Plc, 0.57%, 05/19/16 (a)	12,000,000	12,000,000
Rabobank Nederland NV
0.46%, 03/11/16 (a)	34,000,000	34,000,000
0.52%, 03/18/16 (a)	24,500,000	24,500,000
Royal Bank of Canada
0.42%, 04/04/16 (a)	35,000,000	35,000,000
0.40%, 04/08/16 (a)	28,000,000	28,000,000
Societe Generale SA, 0.49%, 03/10/16 (a)	25,000,000	25,000,000
Standard Chartered Plc, 0.36%, 02/12/16	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp., 0.51%, 03/10/16 (a)	25,000,000	25,000,000
Svenska Handelsbanken AB, 0.25%, 02/02/16	25,000,000	25,000,000
Toronto-Dominion Bank
0.52%, 01/25/16 (a)	19,000,000	19,000,000
0.36%, 05/02/16 (a)	50,000,000	50,000,000
Wells Fargo Bank NA, 0.48%, 06/01/16 (a)	26,000,000	26,000,000
		637,500,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Commercial Paper - 15.7%
BPCE SA, 0.54%, 02/18/16 (d)	45,000,000	44,967,600
Chevron Corp., 0.20%, 02/08/16 (d)	30,000,000	29,993,825
DNB Bank ASA, 0.23%, 01/05/16 (d)	35,000,000	34,999,105
Fairway Finance Corp.
0.30%, 02/24/16 (d)	26,000,000	25,988,300
0.37%, 03/16/16 (d)	26,000,000	25,979,958
HSBC USA Inc.
0.46%, 02/17/16 (d)	20,000,000	19,987,989
0.62%, 03/29/16	30,000,000	30,000,000
0.62%, 04/22/16	25,000,000	25,000,000
JPMorgan Securities LLC
0.48%, 01/11/16	22,500,000	22,497,000
0.49%, 02/12/16	15,000,000	14,991,600
Kreditanstalt fur Wiederaufbau, 0.28%, 03/01/16 (d)	34,000,000	33,984,417
MetLife Short Term Funding LLC, 0.52%, 02/22/16	37,859,000	37,830,564
Old Line Funding LLC, 0.60%, 03/18/16 (d)	28,000,000	27,964,067
Societe Generale SA, 0.47%, 04/19/16	25,000,000	24,964,423
Thunder Bay Funding LLC
0.35%, 01/07/16 (d)	23,500,000	23,498,629
0.48%, 03/21/16 (d)	35,000,000	34,962,667
Walt Disney Co., 0.36%, 01/25/16 (d)	27,000,000	26,993,520
		484,603,664
Federal Home Loan Bank - 11.7% (b)
Federal Home Loan Bank
0.16%, 01/13/16 - 01/25/16	95,500,000	95,491,612
0.13%, 01/27/16 - 02/12/16	78,529,000	78,520,399
0.14%, 01/29/16	12,000,000	11,998,740
0.23%, 02/17/16	30,000,000	29,990,913
0.26%, 02/24/16	20,000,000	19,992,200
0.35%, 03/04/16	30,000,000	29,981,625
0.51%, 05/20/16	30,000,000	29,940,500
0.29%, 06/08/16	24,000,000	23,969,260
0.42%, 07/01/16	40,000,000	39,915,067
		359,800,316
Repurchase Agreements - 11.5%
Repurchase Agreement with BCL, 0.32% (Collateralized by $8,022,500 U.S. Treasury Note, 0.50-4.25%, due 06/30/16-11/15/23, value $8,364,069) acquired on 12/31/15, due on 01/04/16 at $8,200,292	8,200,000	8,200,000
Repurchase Agreement with BMO, 0.30% (Collateralized by $2,006,100 U.S. Treasury Note, 0.63-7.25%, due 05/15/16-05/15/23, value $1,987,354 and $5,016,166 Federal National Mortgage Association 2.00-4.00%, due 06/01/23-04/01/45, value $5,356,709) acquired on 12/31/15, due on 01/04/16 at $7,200,240	7,200,000	7,200,000
Repurchase Agreement with BNP, 0.30% (Collateralized by $17,865 Government National Mortgage Association, 2.50-6.00%, due 09/15/37-07/15/43, value $19,465 and $2,517,559 Federal National Mortgage Association 3.00-4.00%, due 02/01/26-01/01/42, value $2,632,536) acquired on 12/31/15, due on 01/04/16 at $2,600,087	2,600,000	2,600,000
Repurchase Agreement with BOA, 0.30% (Collateralized by $24,313,318 Government National Mortgage Association, 3.50%, due 03/20/45, value $25,398,000) acquired on 12/31/15, due on 01/04/16 at $24,900,830	24,900,000	24,900,000
Repurchase Agreement with DUB, 0.36% (Collateralized by $6,032,283 Government National Mortgage Association, 4.00%, due 12/20/45, value $6,426,000) acquired on 12/31/15, due on 01/04/16 at $6,300,252	6,300,000	6,300,000
Repurchase Agreement with GSC, 0.30% (Collateralized by $42,534,488 Government National Mortgage Association, 4.00-4.50%, due 06/15/39-09/20/44, value $45,833,368 and $60,284 Federal National Mortgage Association 4.50%, due 12/01/45, value $66,633) acquired on 12/28/15, due on 01/04/16 at $45,002,625	45,000,000	45,000,000
Repurchase Agreement with GSC, 0.30% (Collateralized by $48,742,068 Government National Mortgage Association, 3.50%, due 06/20/45-07/20/45, value $50,916,581 and $78,211 Federal Home Loan Mortgage Corp. 3.50-4.00%, due 10/01/44-06/20/45, value $83,420) acquired on 12/30/15, due on 01/06/16 at $50,002,917	50,000,000	50,000,000
Repurchase Agreement with GSC, 0.32% (Collateralized by $28,798,480 Government National Mortgage Association, 3.00-4.00%, due 12/15/28-07/15/45, value $30,539,672 and $54,722 Federal National Mortgage Association 4.50%, due 10/01/44, value $60,329) acquired on 12/31/15, due on 01/07/16 at $30,001,867	30,000,000	30,000,000
Repurchase Agreement with GSC, 0.32% (Collateralized by $740,315 Federal National Mortgage Association, 3.00-3.50%, due 11/01/26-12/01/34, value $771,282 and $521,604 Federal Home Loan Mortgage Corp. 3.50-6.50%, due 09/01/17-12/01/43, value $554,718) acquired on 12/31/15, due on 01/04/16 at $1,300,046	1,300,000	1,300,000
Repurchase Agreement with HSB, 0.29% (Collateralized by $67,450,000 U.S. Treasury Note, 0.63-2.63%, due 02/15/17-08/31/22, value $68,952,675) acquired on 12/31/15, due on 01/04/16 at $67,602,178	67,600,000	67,600,000
Repurchase Agreement with RBC, 0.28% (Collateralized by $9,981,965 Federal National Mortgage Association, 0.00-4.00%, due 04/01/36-12/01/45, value $10,398,044 and $2,078,733 Federal Home Loan Mortgage Corp. 2.19-3.14%, due 05/01/36-10/01/44, value $2,147,957) acquired on 12/31/15, due on 01/04/16 at $12,300,383	12,300,000	12,300,000
Repurchase Agreement with RBS, 0.30% (Collateralized by $82,467,000 U.S. Treasury Note, 1.38-3.63%, due 08/31/18-02/15/20, value $86,906,780) acquired on 12/31/15, due on 01/04/16 at $85,202,840	85,200,000	85,200,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with TDS, 0.32% (Collateralized by $13,595,700 U.S. Treasury Bill, 0.00%, due 06/23/16, value $13,566,061) acquired on 12/31/15, due on 01/04/16 at $13,300,473	13,300,000	13,300,000
		353,900,000
Total Short Term Investments (cost $1,835,803,980)		1,835,803,980
Total Investments - 79.2% (cost $2,439,208,803)		2,439,208,803
Other Assets and Liabilities, Net - 20.8%		641,461,348
Total Net Assets - 100.0%		$3,080,670,151

Portfolio Composition:	Percentage of Total Investments
Government Securities	10.6%
Financials	10.0
Information Technology	2.4
Consumer Staples	1.3
Health Care	0.4
Short Term Investments	75.3
Total Investments	100.0%

(a)	Variable rate security. Rate stated was in effect as of December 31, 2015.
(b)	Securities in this category are direct debt of the agency and not collateralized by mortgages.
(c)	Treasury inflation indexed note, par amount is adjusted for inflation.
(d)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Board. As of December 31, 2015, the aggregate value of these liquid securities was $428,469,194 which represented 13.9% of net assets.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Schedules of Investments

December 31, 2015

Currency Abbreviations:

EUR - European Currency Unit (Euro)

Abbreviations:

REMIC - Real Estate Mortgage Investment Conduit

TBA -To Be Announced (Securities purchased on a delayed delivery basis)

Counterparty Abbreviations:

BMO - BMO Capital Markets Corp.

BNP - BNP Paribas Securities

BOA - Bancamerica Securities/Bank of America NA

DUB - Deutsche Bank Alex Brown Inc.

GSC - Goldman Sachs & Co.

HSB - HSBC Securities Inc.

RBC - Royal Bank of Canada

RBS - Royal Bank Of Scotland

TDS - TD Securities Inc.

† Par amounts are listed in United States Dollars unless otherwise noted.

Restricted Securities - The Funds invest in securities that are restricted under the 1933 Act, or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of December 31, 2015, the following Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
JNL/PPM America Low Duration Bond Fund
Sierra Timeshare Receivables Funding LLC, 3.26%, 02/20/19	05/05/2015	$453,973	$450,800	0.1%
JNL/PPM America Total Return Fund
Enel SpA, 8.75%, 09/24/73	09/18/2013	$1,857,283	$2,131,740	0.2%
Exelon Corp., 3.95%, 06/15/25	12/07/2015	2,204,680	2,207,345	0.2
		$4,061,963	$4,339,085	0.4%

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
JNL/PPM America Low Duration Bond Fund
U.S. Treasury Note Future, 2-Year	March 2016	560	$(167,725)
U.S. Treasury Note Future, 5-Year	March 2016	(720)	253,216
			$85,491
JNL/PPM America Total Return Fund
Euro FX Currency Future	March 2016	(34)	$71,779
U.S. Treasury Long Bond Future	March 2016	95	(9,191)
U.S. Treasury Note Future, 10-Year	March 2016	(849)	375,901
U.S. Treasury Note Future, 2-Year	March 2016	(88)	31,506
U.S. Treasury Note Future, 5-Year	March 2016	(277)	81,821
Ultra Long Term U.S. Treasury Bond Future	March 2016	(147)	(96,355)
			$455,461

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities

December 31, 2015

	JNL/PPM America Low Duration Bond Fund	JNL/PPM America Total Return Fund	JNL Money Market Fund
Assets
Investments - unaffiliated, at value (a) (d)	$726,100,752	$1,042,189,723	$2,085,308,803
Investments - affiliated, at value (b)	19,694,333	34,606,249	—
Repurchase agreements (a)	—	—	353,900,000
Total investments, at value (c)	745,795,085	1,076,795,972	2,439,208,803
Cash	47,971	1,114,502	642,350,324
Foreign currency (e)	—	473,086	—
Receivable for investments sold	5,099,980	4,099,602	51,077
Receivable for fund shares sold	453,100	415,850	—
Receivable for dividends and interest	3,325,779	8,287,548	2,118,848
Receivable for variation margin	23,397	72,150	—
Receivable for deposits with brokers and counterparties	432,520	2,170,740	—
Total assets	755,177,832	1,093,429,450	3,083,729,052

Liabilities
Payable for advisory fees	264,711	443,061	459,463
Payable for administrative fees	60,869	89,021	—
Payable for 12b-1 fee (Class A)	43,183	62,836	—
Payable for investment securities purchased	18,494,796	20,490,879	2,118,150
Payable for fund shares redeemed	408,397	385,683	—
Payable for dividends	—	—	388,051
Payable for trustee fees	5,747	15,706	81,577
Payable for other expenses	2,188	4,363	11,660
Payable for variation margin	103,897	443,668	—
Payable upon return of securities loaned	18,228,193	27,187,615	—
Total liabilities	37,611,981	49,122,832	3,058,901
Net assets	$717,565,851	$1,044,306,618	$3,080,670,151

Net assets consist of:
Paid-in capital	$723,230,019	$1,049,283,762	$3,080,699,346
Undistributed (excess of distributions over) net investment income (loss)	(4,310)	33,768,615	(32,761)
Accumulated net realized gain (loss)	(839,322)	(6,225,830)	3,566
Net unrealized depreciation on investments and foreign currency	(4,820,536)	(32,519,929)	—
	$717,565,851	$1,044,306,618	$3,080,670,151

Shares outstanding (no par value), unlimited shares authorized	72,058,485	91,389,543	3,080,699,653
Net asset value per share	$9.96	$11.43	$1.00

(a) Investments - unaffiliated, at cost	$731,006,764	$1,075,169,909	$2,439,208,803
(b) Investments - affiliated, at cost	19,694,333	34,606,249	—
(c) Total investments, at cost	$750,701,097	$1,109,776,158	$2,439,208,803
(d) Including value of securities on loan	$17,861,167	$49,045,401	$—
(e) Foreign currency, at cost	—	467,992	—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations

For the For the Year Ended December 31, 2015

	JNL/PPM America Low Duration Bond Fund		JNL/PPM America Total Return Fund		JNL Money Market Fund
Investment income
Dividends(a)	$5,997		$274,094		$—
Interest	11,522,308		40,549,760		7,184,036
Securities lending (a)	55,139		268,488		—
Total investment income	11,583,444		41,092,342		7,184,036

Expenses
Advisory fees	2,943,929		5,597,361		5,446,386
Administrative fees	673,474		1,132,738		—
12b-1 fee (Class A)	1,346,973		2,265,518		—
Legal fees	2,751		4,796		11,666
Trustee fees	8,538		15,415		37,224
Other expenses	(300	)(b)	(58,346	)(b)	32,930
Total expenses	4,975,365		8,957,482		5,528,206
Contractual expense waiver recovered	—		—		227,597
Voluntary expense waiver	—		—		(2,583)
Net expenses	4,975,365		8,957,482		5,753,220
Net investment income	6,608,079		32,134,860		1,430,816

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	1,228,534		(442,230)		9,853
Foreign currency related items	—		(40,110)		—
Futures contracts	(1,103,571)		(5,018,150)		—
Net change in unrealized appreciation (depreciation) on:
Investments	(3,544,310)		(43,088,822)		—
Foreign currency related items	(14)		8,301		—
Futures contracts	96,422		1,664,640		—
Net realized and unrealized gain (loss)	(3,322,939)		(46,916,371)		9,853

Net increase (decrease) in net assets from operations	$3,285,140		$(14,781,511)		$1,440,669

(a) Income from affiliated investments	$40,692	$139,365	$—

(b)    Includes reimbursed 24f-2 fees of $9,241 and $74,258 for JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund, respectively.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets

For the Year Ended December 31, 2015

	JNL/PPM America Low Duration Bond Fund	JNL/PPM America Total Return Fund	JNL Money Market Fund
Operations
Net investment income	$6,608,079	$32,134,860	$1,430,816
Net realized gain (loss)	124,963	(5,500,490)	9,853
Net change in unrealized depreciation	(3,447,902)	(41,415,881)	—
Net increase (decrease) in net assets from operations	3,285,140	(14,781,511)	1,440,669
Distributions to shareholders
From net investment income
Class A	(7,075,746)	(25,394,394)	—
Institutional Class	—	—	(1,431,528)
From net realized gains
Class A	—	(533,835)	—
From return of capital
Class A	(91,942)	—	—
Total distributions to shareholders	(7,167,688)	(25,928,229)	(1,431,528)
Share transactions(1)
Proceeds from the sale of shares
Class A	225,246,334	324,844,398	—
Institutional Class	—	—	37,951,942,164
Reinvestment of distributions
Class A	7,167,688	25,928,229	—
Cost of shares redeemed
Class A	(134,006,361)	(360,477,594)	—
Institutional Class	—	—	(37,191,546,458)
Net increase (decrease) in net assets from share transactions	98,407,661	(9,704,967)	760,395,706
Net increase (decrease) net assets	94,525,113	(50,414,707)	760,404,847
Net assets beginning of year	623,040,738	1,094,721,325	2,320,265,304
Net assets end of year	$717,565,851	$1,044,306,618	$3,080,670,151
Undistributed (excess of distributions over) net investment income (loss)	$(4,310)	$33,768,615	$(32,761)

(1)Share transactions
Shares sold
Class A	22,380,524		27,196,434		—
Institutional Class	—		—		37,951,942,164
Reinvestment of distributions
Class A	719,647		2,250,714		—
Shares redeemed
Class A	(13,313,662)		(30,458,878)		—
Institutional Class	—		—		(37,191,546,458)
Net increase (decrease)
Class A	9,786,509		(1,011,730)		—
Institutional Class	—		—		760,395,706
Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$826,356,272	(a)	$961,009,731	(b)	$1,207,442,397	(c)
Proceeds from sales of securities	737,238,171	(a)	1,008,425,509	(b)	1,213,291,327	(c)

(a)

Amounts include $275,834,720 and $271,229,064 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $48,857,188 and $48,956,563 of purchases and sales, respectively, of dollar roll transaction securities.

(b)

Amounts include $212,131,399 and $184,028,374 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $358,030,635 and $360,926,723 of purchases and sales, respectively, of dollar roll transaction securities.

(c)	Amounts include $629,330,898 and $605,005,327 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets

For the Year Ended December 31, 2014

	JNL/PPM America Low Duration Bond Fund	JNL/PPM America Total Return Fund	JNL Money Market Fund
Operations
Net investment income	$4,011,835	$24,635,631	$103,096
Net realized gain	1,200,965	4,811,751	35,257
Net change in unrealized appreciation (depreciation)	(1,762,930)	12,747,886	—
Net increase in net assets from operations	3,449,870	42,195,268	138,353
Distributions to shareholders
From net investment income
Class A	(4,228,679)	(17,982,481)	—
Institutional Class	—	—	(222,605)
From net realized gains
Class A	(1,732,765)	(26,722)	—
Institutional Class	—	—	(54,974)
Total distributions to shareholders	(5,961,444)	(18,009,203)	(277,579)
Share transactions(1)
Proceeds from the sale of shares
Class A	220,715,215	587,478,985	—
Institutional Class	—	—	30,793,325,228
Reinvestment of distributions
Class A	5,961,444	18,009,203	—
Cost of shares redeemed
Class A	(34,030,962)	(130,793,954)	—
Institutional Class	—	—	(30,950,613,314)
Net increase (decrease) in net assets from share transactions	192,645,697	474,694,234	(157,288,086)
Net increase (decrease) net assets	190,134,123	498,880,299	(157,427,312)
Net assets beginning of year	432,906,615	595,841,026	2,477,692,616
Net assets end of year	$623,040,738	$1,094,721,325	$2,320,265,304
Undistributed (excess of distributions over) net investment income (loss)	$95,708	$25,385,403	$(68,147)

(1)Share transactions
Shares sold
Class A	21,841,444	49,500,724	—
Institutional Class	—	—	30,793,325,228
Reinvestment of distributions
Class A	596,741	1,521,048	—
Shares redeemed
Class A	(3,373,139)	(11,054,503)	—
Institutional Class	—	—	(30,950,613,314)
Net increase (decrease)
Class A	19,065,046	39,967,269	—
Institutional Class	—	—	(157,288,086)

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data			Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover (d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/PPM America Low Duration Bond Fund
Class A
12/31/2015	$10.01	$0.10	$(0.05)	$0.05	$(0.10	)(l)	$—		$9.96	0.51%	$717,566	113	%(e)	0.74	%(m)	0.74	%(m)	0.98%
12/31/2014	10.02	0.09	—	0.09	(0.07)		(0.03)		10.01	0.88	623,041	164	(e)	0.77		0.77		0.86
12/31/2013 (f)	10.00	0.02	0.02	0.04	(0.02)		(0.00	)(g)	10.02	0.41	432,907	125	(e)	0.75		0.75		0.57
JNL/PPM America Total Return Fund
Class A
12/31/2015	11.85	0.34	(0.47)	(0.13)	(0.28)		(0.01)		11.43	(1.11)	1,044,307	88	(i)	0.79	(m)	0.79	(m)	2.84
12/31/2014	11.36	0.34	0.35	0.69	(0.20)		(0.00	)(g)	11.85	6.06	1,094,721	94	(i)	0.81		0.81		2.86
12/31/2013	11.83	0.33	(0.31)	0.02	(0.19)		(0.30)		11.36	0.20	595,841	102	(i)	0.80		0.80		2.84
12/31/2012	10.72	0.25	0.86	1.11	(0.00	)(g)	(0.00	)(g)	11.83	10.44	487,664	229	(i)	0.80		0.80		2.15
12/31/2011 (j)	11.73	0.04	0.04	0.08	(0.49)		(0.60)		10.72	0.87	301,591	33	(i)	0.76	(h)	0.76	(h)	2.41
10/31/2011	12.38	0.50	0.27	0.77	(0.54)		(0.88)		11.73	7.25	29,476	302	(i)	0.61		0.61		4.36
JNL Money Market Fund
Institutional Class
12/31/2015	1.00	—	—	—	(0.00	)(g)	—		1.00	0.05	3,080,670	N/A		0.20	(k)	0.19		0.05
12/31/2014	1.00	—	—	—	(0.00	)(g)	—		1.00	0.01	2,320,265	N/A		0.17	(k)	0.19		0.00
12/31/2013	1.00	—	—	—	(0.00	)(g)	—		1.00	0.01	2,477,693	N/A		0.18		0.19		0.01
12/31/2012	1.00	—	—	—	(0.00	)(g)	—		1.00	0.05	2,124,182	N/A		0.19		0.19		0.05
12/31/2011 (j)	1.00	—	—	—	(0.00	)(g)	—		1.00	0.01	2,040,502	N/A		0.19		0.19		0.03
10/31/2011	1.00	—	—	—	(0.00	)(g)	—		1.00	0.05	1,894,400	N/A		0.19		0.20		0.05

(a)	Calculated using the average shares method.
(b)	Annualized for periods less than one year.
(c)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(d)	Portfolio turnover is not annualized for periods of less than one year. Dollar roll transaction securities are excluded for purposes of calculating portfolio turnover.
(e)	Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 129%, 175% and 121% in 2013, 2014 and 2015, respectively.
(f)	Commencement of operations for JNL/PPM America Low Duration Bond Fund was September 16, 2013.
(g)	Amount represents less than $0.005.
(h)	The JNL/PPM America Total Return Fund began charging an annual 12b-1 fee of 0.20% of average daily net assets on December 12, 2011.
(i)

Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 410% for the year ended October 31, 2011, 56% for the period ended December 31, 2011, 328% for the year ended December 31, 2012, 168% for the year ended December 31, 2013, 125% for the year ended December 31, 2014 and 121% for the year ended December 31, 2015.

(j)	For the two months ended December 31, 2011.
(k)	Includes payments for recovery of contractual expense waivers.
(l)	Distribution amount for the JNL/PPM America Low Duration Bond Fund includes a return of capital distribution which was less than $0.005 per share for the year ended December 31, 2015.
(m)

The ratio of net and total expenses to average net assets for the JNL/PPM American Low Duration Bond Fund and the JNL/PPM America Total Return Fund excluding the reimbursement of 24f-2 fees was 0.74% and 0.80%, respectively.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

NOTE 1.  ORGANIZATION

The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and the Securities Act of 1933, as amended (“1933 Act”), as an open-end management investment company issuing its shares in various series. Each series is known as a “Fund” (collectively, “Funds”) and represents a distinct portfolio with its own investment objectives and policies.  The Trust currently consists of three (3) separate Funds, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund, for which PPM America, Inc. serves as the Sub-Adviser, and JNL Money Market Fund, for which Wellington Management Company, LLP serves as Sub-Adviser.  JNL/PPM America Low Duration Bond Fund, JNL/PPM America Total Return Fund and JNL Money Market Fund are diversified investment companies as defined in the 1940 Act.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  PPM America, Inc., the Sub-Adviser for JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund, is an affiliate of JNAM.

JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund presently offer Class A shares.  Shares of JNL/PPM America Total Return Fund are sold to Jackson and its separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies.  Shares may also be sold directly to Jackson and to other affiliated funds.  Shares of JNL/PPM America Low Duration Bond Fund are available for sale to Jackson and to certain Funds in the JNL Series Trust and Jackson Variable Series Trust, open end management investment companies advised by JNAM.  JNL Money Market Fund presently offers an Institutional Class of shares.  Institutional Class shares are not sold to retail investors but are available for investment by affiliated Funds.  At December 31, 2015, affiliated investment companies or Jackson owned 100% of the outstanding capital shares of JNL/PPM America Low Duration Bond Fund and JNL Money Market Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Debt securities are generally valued by independent pricing services approved by the Board.  Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or widely used quotation system.  All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government action and significant changes in value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund generally declare and pay dividends from net investment income annually, but may pay more frequently to avoid excise tax.  JNL Money Market Fund declares dividends daily and pays dividends monthly.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”.  The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements.  The amendments also require two new disclosures.  The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements.  The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014, and the required disclosures were incorporated into this report.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions, or securities valued at amortized cost.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2015 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/PPM America Low Duration Bond Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$215,861,013	$—	$215,861,013
Corporate Bonds and Notes	—	373,173,691	2,484,450	375,658,141
Government and Agency Obligations	—	116,353,405	—	116,353,405
Short Term Investments	37,922,526	—	—	37,922,526
Fund Total	$37,922,526	$705,388,109	$2,484,450	$745,795,085
JNL/PPM America Total Return Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$55,163,825	$—	$55,163,825
Corporate Bonds and Notes	—	577,213,170	11,882,237	589,095,407
Government and Agency Obligations	—	346,192,072	—	346,192,072
Preferred Stocks	2,446,950	—	—	2,446,950
Variable Rate Senior Loan Interests	—	19,096,854	3,007,000	22,103,854
Short Term Investments	61,793,864	—	—	61,793,864
Fund Total	$64,240,814	$997,665,921	$14,889,237	$1,076,795,972
JNL Money Market Fund
Corporate Bonds and Notes	$—	$343,691,257	$—	$343,691,257
Government and Agency Obligations	—	259,713,566	—	259,713,566
Short Term Investments	—	1,835,803,980	—	1,835,803,980
Fund Total	$—	$2,439,208,803	$—	$2,439,208,803

	Assets - Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/PPM America Low Duration Bond Fund
Open Futures Contracts	$253,216	$—	$—	$253,216
Fund Total	$253,216	$—	$—	$253,216
JNL/PPM America Total Return Fund
Open Futures Contracts	$561,007	$—	$—	$561,007
Fund Total	$561,007	$—	$—	$561,007

	Liabilities - Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/PPM America Low Duration Bond Fund
Open Futures Contracts	$(167,725)	$—	$—	$(167,725)
Fund Total	$(167,725)	$—	$—	$(167,725)
JNL/PPM America Total Return Fund
Open Futures Contracts	$(105,546)	$—	$—	$(105,546)
Fund Total	$(105,546)	$—	$—	$(105,546)

(1)Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/ (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.  The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes.  There were no significant transfers into or out of Level 1, 2, or 3 for the period.  There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2015.

NOTE 4.  SECURITIES INVESTMENTS, INVESTMENT RISKS AND REGULATORY MATTERS

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”.  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - Certain Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements.  Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund.  Interest earned on repurchase agreements is recorded as interest income to the Fund.  When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities - JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions.  When delayed-delivery purchases are outstanding, a Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss.  When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions - JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  The Funds may only enter into covered rolls.  A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction.  During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.  For the year ended December 31, 2015, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund did not transact in treasury transactions characterized as secured borrowing transactions.

Securities Lending and Securities Lending Collateral - The JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund participate in an agency based securities lending program.  Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral.  Each Fund receives either cash or non- cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities.  Generally, cash and non-cash collateral received for the following types of securities on loan are as follows:  U.S. equity – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%.  Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day.  The duration of each loan is determined by the agent and borrower and generally may be terminated at any time.  Certain loans may be negotiated to mature on a specified date.  The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower.  A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent.  For cash collateral, the Funds receive income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned.  The Fund also bears the risk that the agent may default on its obligations to the Fund.  Non-cash collateral which a Fund receives may include U.S., UK and certain Eurozone government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgaged back securities.  For non-cash collateral, the Fund receives lending fees negotiated with the borrower.  The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

State Street Bank and Trust Company (“State Street” or “Custodian”) serves as custodian and securities lending agent to the Funds.  The cash collateral is invested in the State Street Navigator Lending Trust — Prime Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open end management company registered under the 1940 Act.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Lending Trust — Prime Portfolio.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned.  Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities.  The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities.  Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.  Certain Funds receive non-cash collateral in the form of securities, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Money Market Fund Reform - In July 2014, the SEC voted to amend the rules under the 1940 Act applicable to money market funds which are intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors.  The new rules require a floating net asset value (NAV) for institutional prime money market funds, along with the potential use of liquidity fees and redemption gates for all prime money market funds in times of market stress.  The SEC also adopted additional diversification, stress-testing and disclosure measures for money market funds.  Government money market funds, defined under the new rules as having 99.5% of total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities are exempt from the new rules.  Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform.  The amendments have staggered compliance dates with a majority of these amendments requiring compliance on October 14, 2016, two years after the effective date for the amendments.  At a November 6, 2015 shareholder meeting, a conversion of the JNL Money Market Fund to a government money market fund was approved by shareholders.  The expected conversion date is in September 2016.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement.  U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at a Futures Commissions Merchant (“FCM”) which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from, or pays to, the FCM an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging” - This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which may be categorized as credit, equity price, interest rate and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for futures held by the Funds are discussed in the following paragraph.

Futures Contracts - During the year, the JNL/PPM America Low Duration Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions.  JNL/PPM America Total Return Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by each Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk is reduced to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2015, variation margin related to futures contracts is reflected as receivable or payable for variation margin in the Statements of Assets and Liabilities.  None of the futures contracts held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2015.  During the year ended December 31, 2015, realized gains and change in unrealized appreciation in futures contracts is reflected for such investments in the Statements of Operations.  Net exposure to the Funds for futures contracts is the variation margin receivable or payable in addition to any collateral pledged for the initial margin on the futures contracts.  At December 31, 2015, the JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund had $432,520 and $2,170,740, respectively, of cash

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

pledged as collateral for futures contracts.  The futures contracts outstanding as of December 31, 2015, as disclosed in the Notes to the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on futures contracts during the year as disclosed in the Statements of Operations serve as indicators of the volume of activity for the Funds.  For the year ended December 31, 2015, the average monthly notional value at purchase of futures in the JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund was $144,787,277 and $177,261,670, respectively.

NOTE 7.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services.  Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.  The JNL/PPM America Low Duration Bond Fund is obligated to pay JNAM an annual rate of 0.45% for net assets up to $500 million and 0.40% for net assets over $500 million.  The JNL/PPM America Total Return Fund is obligated to pay JNAM an annual rate of 0.50% for net assets up to $1 billion and 0.45% for net assets over $1 billion.  The JNL Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million and 0.18% for net assets over $750 million.

Administrative Fee - JNAM also serves as the “Administrator” to the Funds.  Effective October 1, 2015, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund pay JNAM an Administrative Fee at an annual rate of 0.10% of average daily net assets under $3 billion and 0.09% of average daily net assets over $3 billion of each Fund.  Prior to October 1, 2015 JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund paid JNAM an Administrative Fee at an annual rate of 0.10% of average daily net assets of each Fund.  The fee is accrued daily and paid monthly.  JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Money Market Fund at no additional cost.  In accordance with the administration agreement, JNAM is responsible for payment of the following expenses: fund accounting, shareholder reporting, shareholder servicing, certain legal, insurance, custody, audit, and tax fees.  Additionally, JNAM provides transfer agency services.

Fee Waiver and Expense Reimbursements - Pursuant to a contractual expense limitation agreement, effective November 1, 2010, JNAM agreed to waive fees and reimburse expenses of the JNL Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding brokerage expense, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year.  JNAM also voluntarily waived certain fees and reimbursed expenses of the Fund during the year ended December 31, 2015.  In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years following the reimbursement period.  During the year ended December 31, 2015, JNAM recovered $227,015 of previously reimbursed expenses.  At December 31, 2015, there were no previously waived fees available for recapture.  The contractual amount of recovered reimbursed expenses are recorded as contractual expense waiver recovered in the Fund’s Statement of Operations.

Distribution Fees - JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund have adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares.  To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services.  Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A shares, and pays the fee monthly to JNLD.  JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries.  Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.  Institutional Class shares of JNL Money Market Fund have no Rule 12b-1 Fees.

Deferred Compensation Plan - Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustees.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds.  Liabilities related to deferred balances are included in payable for Trustees fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in Trustees fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2015, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund invested in a money market fund which is managed by the Adviser.  The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

The following table details cash management investments in affiliates held at December 31, 2015.  There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2015.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/PPM America Low Duration Bond Fund	$23,606,728	$19,694,333	$5,997
JNL/PPM America Total Return Fund	27,883,831	34,606,249	20,625

NOTE 8.  BORROWING ARRANGEMENTS

The Trust is a party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  The Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  The Funds pay an annual fee of 0.10% of the available commitments and an annual administration fee to JPM Chase.  Prior to June 5, 2015, the Funds paid an annual fee of 0.075% of the available commitments and an annual administrative fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

Effective October 1, 2015 and pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”).  The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds.  Any open loans at period end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities.  No amounts were borrowed through the Program during the period.

NOTE 9.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis.  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: expired capital loss carryforwards, paydown reclassifications, non-deductible offering costs and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
JNL/PPM America Low Duration Bond Fund	$459,591	$(367,649)	$(91,942)
JNL/PPM America Total Return Fund	1,642,747	(1,642,747)	—
JNL Money Market Fund	36,098	(36,098)	—

At December 31, 2015, the following Fund had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Details of the capital loss carryforwards are listed in the table below.

	No Expirations
	Short Term	Long Term	Total
JNL/PPM America Low Duration Bond Fund	$41,198	$675,636	$716,834
JNL/PPM America Total Return Fund	—	5,645,948	5,645,948

At December 31, 2015, the Funds did not elect to defer capital, currency and/or passive foreign investment company mark-to-market losses realized after October 31, 2015 (“Post-October losses”).

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2015

As of December 31, 2015, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
JNL/PPM America Low Duration Bond Fund	$750,738,094	$304,759	$(5,247,768)	$(4,943,009)
JNL/PPM America Total Return Fund	1,109,795,331	12,477,504	(45,476,863)	(32,999,359)
JNL Money Market Fund	2,439,208,803	7,982	(7,982)	—

As of December 31, 2015, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Losses**	Capital Loss Carryforward
JNL/PPM America Low Duration Bond Fund	$—	$—	$(4,947,334)	$(716,834)
JNL/PPM America Total Return Fund	33,781,799	—	(33,112,995)	(5,645,948)
JNL Money Market Fund	46,590	—	(75,785)	—

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	Unrealized gains (losses) are adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures contracts for federal income tax purposes.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
JNL/PPM America Low Duration Bond Fund	$7,075,746	$—	$91,942
JNL/PPM America Total Return Fund	25,928,229	—	—
JNL Money Market Fund	1,431,376	152	—

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
JNL/PPM America Low Duration Bond Fund	$5,837,058	$124,386
JNL/PPM America Total Return Fund	17,982,560	26,643
JNL Money Market Fund	277,579	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2012, 2013, 2014 and 2015, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2015.

NOTE 10.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following event occurred:

At a meeting held December 9, 2015, the Board voted to approve the merger of JNL/PPM America Total Return Fund into JNL/PPM America Total Return Fund, a separate series of JNL Series Trust which is also advised by JNAM, effective after close of business on April 22, 2016.

No other events were noted that required adjustments to the financial statements or disclosures in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of JNL/PPM America Low Duration Bond Fund, JNL/PPM America Total Return Fund and JNL Money Market Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2015

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by each Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/01/2015	12/31/2015	Ratios	Period†	7/01/2015	12/31/2015	Ratios	Period†
JNL/PPM America Low Duration Bond Fund
Class A	$1,000.00	$1,000.10	0.74%	$3.73	$1,000.00	$1,021.47	0.74%	$3.77
JNL/PPM America Total Return Fund
Class A	1,000.00	987.20	0.80	4.01	1,000.00	1,021.17	0.80	4.08
JNL Money Market Fund
Institutional Class	1,000.00	1,000.40	0.20	1.01	1,000.00	1,024.20	0.20	1.02

† Expenses paid by each Fund during the period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com; and (3) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (49) (1) 1 Corporate Way Lansing, MI 48951	Trustee (2) (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of Curian Capital, LLC (01/2011 to 04/2015) and Curian Clearing LLC (01/2011 to 04/2015); Managing Board Member of the Adviser (05/2015 to present); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Independent Trustees
Michael Bouchard (59) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2003 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Sheriff, Oakland County, Michigan (01/1999 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Ellen Carnahan (60) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2013 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Principal, Machrie Enterprises LLC (07/07 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director, ENOVA International Inc. (05/2015 to present); Audit Committee Member, ENOVA International Inc. (05/2015 to present); Governance Committee Member, ENOVA International Inc. (05/2015 to present); Director, Integrys Energy Group (05/2003 to 06/2015); Governance Committee Member, Integrys Energy Group (05/2003 to 05/2013); Governance Committee Chair, Integrys Energy Group (05/2010 to 05/2013); Finance Committee Member, Integrys Energy Group (05/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to 06/2015); Environmental Committee Member, Integrys Energy Group (05/2013 to 06/2015)

William J. Crowley, Jr. (70) 1 Corporate Way Lansing, MI 48951	Chair of the Board (3) (01/2014 to present) Trustee (2) (01/2007 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director of Alpha Natural Resources (07/2009 to present)

Michelle Engler (57) 1 Corporate Way Lansing, MI 48951	Chair of the Board (3) (01/2011 to 12/2013) Trustee (2) (12/2003 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney (1983 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  NONE

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
John Gillespie (62) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2013 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Richard McLellan (73) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/1994 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney (1968 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of ITC Holdings Corp. (11/2007 to 08/2012)

William R. Rybak (64) 1 Corporate Way Lansing, MI 48951	Trustee (2) (01/2007 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investment Services, Inc. (2010 to present); Chair of Audit Committee of Christian Brothers Investment Services, Inc. (2012 to present); Member of the Board of Trustees of Lewis University (1983 to 2009 and 2012 to present), Chair (2000 to 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 03/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Chair of Governance Committee, each of the Calamos Mutual Funds (2004 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chair of Audit Committee of The PrivateBancorp (05/2013 to present); Chair of Business Risk Committee of The PrivateBancorp (2009 to 05/2013)

Edward Wood (59) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2013 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to 04/2015); Managing Director, Morgan Stanley Investment Management (12/2003 to 01/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Patricia A. Woodworth (60) 1 Corporate Way Lansing, MI 48951	Trustee (2) (01/2007 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

(1)	Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
(2)	The interested and Independent Trustees are elected to serve for an indefinite term.
(3)

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.  Chairperson Crowley’s term will lapse at the end of 2016.

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Karen J. Buiter (50) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Financial Reporting of the Adviser (07/2011 to present); Assistant Vice President — Financial Reporting of the Adviser (04/2008 to 06/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Kelly L. Crosser (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (09/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (09/2007 to present); Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (04/2007 to 12/2013); Manager, Jackson National Life Insurance Company (12/2013 to present)

Steven J. Fredricks (45) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (01/2005 to present) Anti-Money Laundering Officer (12/2015 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (01/2005 to present); Senior Vice President of the Adviser (02/2013 to present); Anti-Money Laundering Officer of other Investment Companies advised by the Adviser (12/2015 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to 05/2012)

William Harding (41) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (02/2013 to present);Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

Daniel W. Koors (45) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (01/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011)

Kristen K. Leeman (40) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (08/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (06/2012 to present); Regulatory Analyst of Jackson National Life Insurance Company (2/2014 to present); Senior Paralegal of Jackson National Life Insurance Company (03/2006 to 01/2014)

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Gerard A. M. Oprins (56) 1 Corporate Way Lansing, MI 48951	Vice President (06/2012 to present) Treasurer and Chief Financial Officer (11/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of the Adviser (04/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (03/2012 to present); Business Consultant (2009 to 03/2011)

Michael Piszczek (58) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Tax of the Adviser (07/2011 to present); Assistant Vice President — Tax of the Adviser (11/2007 to 06/2011); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Susan S. Rhee (44) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (02/2004 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (01/2010 to present); Chief Legal Officer (07/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (02/2004 to present)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Investors Series Trust, P.O. Box 30314, Lansing, Michigan 48951 or by visiting www.jackson.com.

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers.  The following persons, who are independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2015:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX (1)
Michael Bouchard	$5,570	$0	$0	$260,500	(3)
Ellen Carnahan	$5,560	$0	$0	$260,000	(4)
William J. Crowley, Jr. (2)	$6,522	$0	$0	$305,000	(5)
Michelle Engler	$5,346	$0	$0	$250,000
John Gillespie	$5,186	$0	$0	$242,500	(6)
Richard McLellan	$5,399	$0	$0	$252,500
William R. Rybak	$5,731	$0	$0	$268,000
Edward Wood	$5,560	$0	$0	$260,000	(7)
Patricia Woodworth	$5,186	$0	$0	$242,500	(8)

(1)                  The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”).  The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets.  The total fees to all the independent Trustees are $2,341,000.

(2)                  Mr. Crowley an ex-officio member of the Governance Committee and the Audit Committee.  Therefore, he does not receive any compensation as a member of the Governance Committee or Audit Committee.

(3)                  Amount includes $19,350 deferred by Mr. Bouchard.

(4)                  Amount includes $130,000 deferred by Ms. Carnahan.

(5)                  Amount includes $274,000 deferred by Mr. Crowley.

(6)                  Amount includes $121,250 deferred by Mr. Gillespie.

(7)                  Amount includes $260,000 deferred by Mr. Wood.

(8)                  Amount includes $51,000 deferred by Ms. Woodworth.

JNL INVESTORS SERIES TRUST (“TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on June 1-3, 2015 and August 17-19, 2015, the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) considered information relating to the continuation of these Agreements.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussion, the Board approved the Agreements through September 30, 2016.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”).  The performance reviewed by the Board was for periods ended on December 31, 2014 (unless otherwise noted).  When available, the Board considered one-, three-, five-, and ten-year performance.

JNL Money Market Fund.  The Board considered that, while the Fund underperformed its benchmark for all periods, this is due mostly to low Treasury yields.  The Board further considered that the Adviser is waiving a portion of its advisory fee to attain a positive total return for the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund.  The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its peer group.  The Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Agreements.

JNL/PPM America Total Return Fund.  The Board considered that the Fund outperformed its benchmark and the peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser.  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Money Market Fund.  The Board considered that the Fund’s sub-advisory fee is lower than the peer group average (though its advisory fee is higher).  The Board also noted that the Fund’s total expense ratio is only one basis point higher than the peer group average.  The Board further considered that JNAM is waiving a portion of its advisory fee to attain a positive total return for the Fund.  The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Low Duration Bond Fund.  The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages.  The Board also noted that the Fund’s total expense ratio is lower than the peer group average.  The Board concluded that the fees are in the best interests of the Fund and its potential shareholders in light of the services to be provided.

JNL/PPM America Total Return Fund.  The Board considered that the Fund’s advisory fee is higher than the peer group average and the sub-advisory fee is equal to the peer group average.  The Board noted that the Fund’s total expense ratio is lower than the peer group average.  The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase.  The Board concluded that the advisory fees in some measure share economies of scale with shareholders.  The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds.  The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  The Board also noted that certain Sub-Advisers may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage.  The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, Sub-Advisers would not be required to participate in the meetings and recommendations to hire or fire Sub-Advisers would not be influenced by a Sub-Adviser’s willingness to participate in the meetings.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences.  The Board reviewed the monetary values of these transactions.  Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

SUPPLEMENT DATED NOVEMBER 4, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® INVESTORS SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Effective October 15, 2015, in the section entitled, “Summary Overview of Each Fund” for the JNL/PPM America Total Return Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Michael T. Kennedy	2009	Senior Managing Director and Portfolio Manager
Anthony Balestrieri	2015	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, and NV3784 04/15.)

CMV16428 11/15

This Supplement is dated November 4, 2015.

JNL Investor Series Trust One Corporate Way Lansing, MI 48951	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

CMV8381 01/16

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee.  William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2014 and December 31, 2015.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2014	$45,499	$0	$11,750	$0
2015	52,769	$0	$12,702	$0

The above Tax Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2014	$134,017	$10,500	$0
2015	$140,795	$17,000	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2014, was $156,267.  As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2015 was $170,497.

(h) For the fiscal years ended December 31, 2014 and December 31, 2015, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)                                 The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2016

By:	/s/ Gerard A.M. Oprins
Gerard A.M. Oprins
Principal Financial Officer

Date:	March 7, 2016

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.